UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

This report on Form N-CSR relates solely to the Registrant’s VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Value Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.02%	13.12%	5.02%
Service Class	17.90%	13.01%	4.92%
Service Class 2	17.71%	12.84%	4.76%
Investor Class	17.93%	13.03%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$16,328	VIP Equity-Income Portfolio℠ - Initial Class
$17,508	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager James Morrow:  For the year, the fund’s share classes gained roughly 18%, modestly lagging the 18.40% advance of the benchmark Russell 3000 Value Index. Our modest underperformance of the benchmark largely was due to unfavorable stock picking in the industrials sector, along with the fund’s cash allocation in a sharply rising market. In contrast, security selection in energy sector helped performance – especially energy transportation companies Williams Partners, Energy Transfer Equity and Williams Companies, parent of Williams Partners, the only one of the three in the benchmark and one of the fund’s largest holdings at period end. Positioning in utilities also contributed. On an individual basis, CVS Health was our biggest individual detractor. This operator of drug stores with a pharmacy benefits management division struggled, as the company reported weaker-than-expected sales and forecast disappointing earnings in 2017. In financials, non-benchmark stakes in alternative asset managers Blackstone Group and KKR detracted, partly because fewer privately held firms went public, reducing investment returns. Another detractor was Teva Pharmaceutical Industries, an out-of-benchmark Israeli manufacturer of generic and specialty drugs. In financials, the fund did well with its position in JPMorgan Chase, our largest holding at year end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.0	3.4
Cisco Systems, Inc.	3.3	2.6
Chevron Corp.(a)	3.0	4.5
Johnson & Johnson	2.8	2.9
Procter & Gamble Co.	2.8	3.9
General Electric Co.(a)	2.4	3.0
Verizon Communications, Inc.	2.4	2.3
The Williams Companies, Inc.	2.1	1.3
Chubb Ltd.	2.1	1.7
Bank of America Corp.(a)	2.0	1.4
	26.9

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	23.3
Energy	12.8	12.6
Industrials	9.9	12.1
Consumer Discretionary	9.5	7.7
Information Technology	9.3	11.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*,**
Stocks	96.2%
Bonds	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%
Other Investments	0.1%

 * Foreign investments - 11.3%

 ** Written options - (0.2)%

As of June 30, 2016*,**
Stocks	96.3%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 10.1%

 ** Written options - (0.1)%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.2%
Delphi Automotive PLC	124,800	$8,405,280
Automobiles - 1.7%
Fiat Chrysler Automobiles NV	2,157,300	19,677,191
General Motors Co.	2,292,800	79,881,152
		99,558,343
Hotels, Restaurants & Leisure - 1.0%
Dunkin' Brands Group, Inc.	873,100	45,785,364
Whitbread PLC	261,944	12,189,675
		57,975,039
Household Durables - 0.6%
M.D.C. Holdings, Inc.	746,235	19,148,390
Tupperware Brands Corp.	272,100	14,317,902
		33,466,292
Leisure Products - 1.0%
Mattel, Inc.	998,200	27,500,410
New Academy Holding Co. LLC unit (a)(b)(c)	127,200	16,317,216
Polaris Industries, Inc. (d)	168,400	13,874,476
		57,692,102
Media - 2.8%
Comcast Corp. Class A	1,624,543	112,174,694
The Walt Disney Co.	163,800	17,071,236
Time Warner, Inc.	309,100	29,837,423
		159,083,353
Multiline Retail - 1.5%
Kohl's Corp.	439,275	21,691,400
Macy's, Inc.	656,900	23,523,589
Target Corp.	547,860	39,571,928
		84,786,917
Specialty Retail - 0.7%
Bed Bath & Beyond, Inc.	62,900	2,556,256
Foot Locker, Inc.	246,600	17,481,474
GNC Holdings, Inc.	376,856	4,160,490
L Brands, Inc.	104,200	6,860,528
Stage Stores, Inc. (d)	629,100	2,749,167
Williams-Sonoma, Inc.	108,200	5,235,798
		39,043,713

TOTAL CONSUMER DISCRETIONARY		540,011,039

CONSUMER STAPLES - 9.0%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	117,900	11,472,849
The Coca-Cola Co.	738,700	30,626,502
		42,099,351
Food & Staples Retailing - 3.9%
CVS Health Corp.	999,200	78,846,872
Kroger Co.	200,800	6,929,608
Wal-Mart Stores, Inc.	917,278	63,402,255
Walgreens Boots Alliance, Inc.	748,807	61,971,267
Whole Foods Market, Inc.	435,500	13,395,980
		224,545,982
Food Products - 0.9%
B&G Foods, Inc. Class A	541,313	23,709,509
The Hain Celestial Group, Inc. (a)	114,000	4,449,420
The Hershey Co. (e)	199,200	20,603,256
The J.M. Smucker Co.	22,200	2,842,932
		51,605,117
Household Products - 3.0%
Kimberly-Clark Corp.	121,200	13,831,344
Procter & Gamble Co.	1,863,119	156,651,046
		170,482,390
Personal Products - 0.2%
Unilever NV (NY Reg.)	301,800	12,391,908
Tobacco - 0.2%
Reynolds American, Inc.	204,000	11,432,160

TOTAL CONSUMER STAPLES		512,556,908

ENERGY - 12.6%
Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	263,900	17,145,583
Halliburton Co.	304,700	16,481,223
Oceaneering International, Inc.	80,500	2,270,905
Schlumberger Ltd.	238,800	20,047,260
		55,944,971
Oil, Gas & Consumable Fuels - 11.6%
Anadarko Petroleum Corp.	408,386	28,476,756
Apache Corp.	422,368	26,807,697
Chevron Corp. (e)	1,449,680	170,627,336
ConocoPhillips Co.	1,654,800	82,971,672
CONSOL Energy, Inc.	447,735	8,162,209
Energy Transfer Equity LP	105,500	2,037,205
EQT Midstream Partners LP	13,700	1,050,516
Golar LNG Ltd.	182,900	4,195,726
Imperial Oil Ltd.	265,400	9,233,109
Kinder Morgan, Inc.	1,652,600	34,225,346
Legacy Reserves LP (a)	1,295,801	2,747,098
MPLX LP	568,357	19,676,519
Suncor Energy, Inc.	2,280,200	74,554,634
The Williams Companies, Inc.	3,845,349	119,744,168
Williams Partners LP	2,026,156	77,054,713
		661,564,704

TOTAL ENERGY		717,509,675

FINANCIALS - 24.3%
Banks - 13.5%
Bank of America Corp. (e)	5,155,900	113,945,390
Comerica, Inc.	540,348	36,803,102
Huntington Bancshares, Inc.	471,824	6,237,513
JPMorgan Chase & Co.	2,629,064	226,861,935
KeyCorp	2,144,613	39,182,080
Lloyds Banking Group PLC	8,847,400	6,793,718
M&T Bank Corp.	578,991	90,571,562
Prosperity Bancshares, Inc.	36,200	2,598,436
Regions Financial Corp. (e)	2,557,200	36,721,392
Standard Chartered PLC (United Kingdom) (a)	1,026,935	8,398,486
SunTrust Banks, Inc.	824,300	45,212,855
U.S. Bancorp (e)	1,300,538	66,808,637
Wells Fargo & Co.	1,639,086	90,330,029
		770,465,135
Capital Markets - 5.8%
Apollo Global Management LLC Class A	195,900	3,792,624
Ares Capital Corp. (d)	803,095	13,243,037
Ares Management LP	175,703	3,373,498
KKR & Co. LP	4,567,821	70,298,765
Morgan Stanley	1,272,775	53,774,744
State Street Corp.	1,040,702	80,883,359
The Blackstone Group LP	3,652,826	98,735,887
TPG Specialty Lending, Inc.	247,431	4,622,011
Virtu Financial, Inc. Class A	170,700	2,722,665
		331,446,590
Insurance - 4.6%
American International Group, Inc.	43,100	2,814,861
Chubb Ltd.	899,671	118,864,533
Marsh & McLennan Companies, Inc.	226,200	15,288,858
MetLife, Inc.	1,660,370	89,477,339
Prudential Financial, Inc.	356,062	37,051,812
		263,497,403
Mortgage Real Estate Investment Trusts - 0.2%
Agnc Investment Corp.	153,548	2,783,825
Annaly Capital Management, Inc.	260,309	2,595,281
Two Harbors Investment Corp.	746,334	6,508,032
		11,887,138
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	561,908	10,103,106

TOTAL FINANCIALS		1,387,399,372

HEALTH CARE - 9.0%
Biotechnology - 1.2%
Amgen, Inc.	252,271	36,884,543
Gilead Sciences, Inc.	493,500	35,339,535
		72,224,078
Health Care Equipment & Supplies - 1.8%
Dentsply Sirona, Inc.	248,700	14,357,451
Medtronic PLC	1,261,452	89,853,226
		104,210,677
Health Care Providers & Services - 0.2%
AmerisourceBergen Corp.	31,000	2,423,890
Anthem, Inc.	21,300	3,062,301
HealthSouth Corp. warrants 1/17/17 (a)	191	134
McKesson Corp.	33,800	4,747,210
		10,233,535
Pharmaceuticals - 5.8%
Astellas Pharma, Inc.	184,300	2,556,859
Bristol-Myers Squibb Co.	304,000	17,765,760
GlaxoSmithKline PLC	3,000,900	57,642,805
Johnson & Johnson	1,378,068	158,767,214
Merck & Co., Inc.	548,300	32,278,421
Pfizer, Inc.	593,012	19,261,030
Sanofi SA	198,692	16,067,261
Teva Pharmaceutical Industries Ltd. sponsored ADR	687,400	24,918,250
		329,257,600

TOTAL HEALTH CARE		515,925,890

INDUSTRIALS - 9.8%
Aerospace & Defense - 3.2%
General Dynamics Corp.	281,300	48,569,258
Raytheon Co.	179,200	25,446,400
The Boeing Co.	175,300	27,290,704
United Technologies Corp.	778,171	85,303,105
		186,609,467
Air Freight & Logistics - 2.2%
C.H. Robinson Worldwide, Inc.	89,428	6,551,495
PostNL NV (a)	4,505,400	19,406,757
United Parcel Service, Inc. Class B	865,937	99,271,018
		125,229,270
Airlines - 0.3%
Allegiant Travel Co.	13,000	2,163,200
Copa Holdings SA Class A	152,900	13,887,907
		16,051,107
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	761,400	32,450,868
Waste Connection, Inc. (Canada)	81,418	6,387,794
		38,838,662
Electrical Equipment - 0.9%
AMETEK, Inc.	115,200	5,598,720
Eaton Corp. PLC	430,600	28,888,954
Emerson Electric Co.	121,103	6,751,492
Regal Beloit Corp.	133,600	9,251,800
		50,490,966
Industrial Conglomerates - 2.4%
General Electric Co. (e)	4,346,047	137,335,085
Machinery - 0.1%
Allison Transmission Holdings, Inc.	175,800	5,922,702

TOTAL INDUSTRIALS		560,477,259

INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 3.3%
Cisco Systems, Inc.	6,205,031	187,516,037
Electronic Equipment & Components - 0.6%
Dell Technologies, Inc. (a)	329,141	18,092,881
TE Connectivity Ltd.	265,361	18,384,210
		36,477,091
IT Services - 1.5%
First Data Corp. Class A (a)	3,025,196	42,927,531
Paychex, Inc.	431,069	26,243,481
Sabre Corp.	581,200	14,500,940
		83,671,952
Semiconductors & Semiconductor Equipment - 1.7%
KLA-Tencor Corp.	34,800	2,738,064
Maxim Integrated Products, Inc.	478,700	18,463,459
Qualcomm, Inc.	1,138,439	74,226,223
		95,427,746
Software - 0.9%
Microsoft Corp.	817,024	50,769,871
SS&C Technologies Holdings, Inc.	146,500	4,189,900
		54,959,771
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	497,500	57,620,450
Inventec Corp.	6,646,000	4,525,616
		62,146,066

TOTAL INFORMATION TECHNOLOGY		520,198,663

MATERIALS - 1.8%
Chemicals - 1.3%
LyondellBasell Industries NV Class A	329,500	28,264,510
Potash Corp. of Saskatchewan, Inc.	629,000	11,379,295
The Dow Chemical Co.	632,400	36,185,928
		75,829,733
Containers & Packaging - 0.5%
WestRock Co.	533,600	27,090,872
Metals & Mining - 0.0%
Walter Energy Guc Trust	45	12,173

TOTAL MATERIALS		102,932,778

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	102,200	10,800,496
Cousins Properties, Inc.	1,108,400	9,432,484
Crown Castle International Corp.	282,700	24,529,879
Duke Realty LP	492,800	13,088,768
First Potomac Realty Trust	1,163,557	12,764,220
Parkway, Inc. (a)	12	267
Piedmont Office Realty Trust, Inc. Class A	673,524	14,083,387
Public Storage	89,100	19,913,850
Sabra Health Care REIT, Inc.	180,800	4,415,136
Ventas, Inc.	163,990	10,252,655
		119,281,142
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	2,050,693	87,215,973
Verizon Communications, Inc.	2,491,459	132,994,081
		220,210,054
Wireless Telecommunication Services - 0.1%
KDDI Corp.	238,000	6,010,209

TOTAL TELECOMMUNICATION SERVICES		226,220,263

UTILITIES - 4.8%
Electric Utilities - 4.3%
American Electric Power Co., Inc.	266,771	16,795,902
Duke Energy Corp.	209,100	16,230,342
Entergy Corp.	411,800	30,254,946
Exelon Corp.	2,937,100	104,237,679
PPL Corp. (e)	1,082,200	36,848,910
Southern Co.	557,077	27,402,618
Xcel Energy, Inc.	274,900	11,188,430
		242,958,827
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	731,400	18,021,696
Public Service Enterprise Group, Inc.	265,300	11,641,364
		29,663,060

TOTAL UTILITIES		272,621,887

TOTAL COMMON STOCKS
(Cost $4,268,385,970)		5,475,134,876

Convertible Preferred Stocks - 0.2%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Southwestern Energy Co. Series B 6.25%	43,100	1,097,757
FINANCIALS - 0.1%
Banks - 0.1%
Wells Fargo & Co. 7.50%	1,600	1,904,000
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
Envision Healthcare Corp. Series A 5.25%	7,000	835,660
Pharmaceuticals - 0.1%
Allergan PLC 5.50%	2,755	2,100,577

TOTAL HEALTH CARE		2,936,237

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%	11,285	1,065,755
UTILITIES - 0.0%
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 2.00% ZENS (a)	25,550	1,716,641
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $8,016,445)		8,720,390
	Principal Amount	Value

Corporate Bonds - 0.4%
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
DISH Network Corp. 3.375% 8/15/26 (f)	1,960,000	2,230,725
ENERGY - 0.2%
Energy Equipment & Services - 0.0%
Weatherford International Ltd. 5.875% 7/1/21	810,000	878,850
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 9.5% 4/15/19 pay-in-kind	1,729,000	1,083,867
Chesapeake Energy Corp. 5.5% 9/15/26 (f)	1,540,000	1,667,050
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)	7,202,000	5,815,615
		8,566,532
TOTAL ENERGY		9,445,382
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20	4,600,000	6,230,125
Internet Software & Services - 0.1%
Twitter, Inc. 1% 9/15/21	3,270,000	3,008,400
TOTAL INFORMATION TECHNOLOGY		9,238,525

TOTAL CONVERTIBLE BONDS		20,914,632

Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (f)	1,740,000	1,894,425
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. 6.125% 4/15/25 (f)	2,270,000	1,705,338

TOTAL NONCONVERTIBLE BONDS		3,599,763

TOTAL CORPORATE BONDS
(Cost $23,779,643)		24,514,395

Preferred Securities - 0.1%
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
General Electric Co. 5%(g)(h)
(Cost $3,117,231)	2,965,000	3,083,704
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 0.60% (i)	251,103,399	251,153,620
Fidelity Securities Lending Cash Central Fund 0.65% (i)(j)	30,582,203	30,585,261
TOTAL MONEY MARKET FUNDS
(Cost $281,699,466)		281,738,881
TOTAL INVESTMENT PORTFOLIO - 101.6%
(Cost $4,584,998,755)		5,793,192,246
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(90,988,576)
NET ASSETS - 100%		$5,702,203,670

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Bank of America Corp.	1/20/17 - $19.00	9,078	$744,380	$(2,882,265)
Chevron Corp.	1/20/17 - $105.00	7,317	1,192,670	(9,424,134)
General Electric	1/20/17 - $32.00	5,316	165,175	(199,350)
PPL Corp.	1/20/17 - $38.00	3,718	111,537	(9,295)
Regions Financial Corp.	2/17/17 - $13.00	4,415	150,402	(701,985)
The Hershey Co.	1/20/17 - $100.00	309	56,237	(131,325)
U.S. Bancorp	1/20/17 - $49.00	1	68	(261)
TOTAL WRITTEN OPTIONS			$2,420,469	$(13,348,615)

Legend

 (a) Non-income producing

 (b) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,317,216 or 0.3% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $68,420,590.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,313,153 or 0.2% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$866,246
Fidelity Securities Lending Cash Central Fund	698,306
Total	$1,564,552

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$540,011,039	$523,693,823	$--	$16,317,216
Consumer Staples	512,556,908	512,556,908	--	--
Energy	718,607,432	718,607,432	--	--
Financials	1,389,303,372	1,382,509,654	6,793,718	--
Health Care	518,862,127	442,595,202	76,266,925	--
Industrials	560,477,259	560,477,259	--	--
Information Technology	520,198,663	520,198,663	--	--
Materials	102,932,778	102,920,605	--	12,173
Real Estate	119,281,142	119,281,142	--	--
Telecommunication Services	227,286,018	221,275,809	6,010,209	--
Utilities	274,338,528	272,621,887	1,716,641	--
Corporate Bonds	24,514,395	--	24,514,395	--
Preferred Securities	3,083,704	--	3,083,704	--
Money Market Funds	281,738,881	281,738,881	--	--
Total Investments in Securities:	$5,793,192,246	$5,658,477,265	$118,385,592	$16,329,389
Derivative Instruments:
Liabilities
Written Options	$(13,348,615)	$(3,924,481)	$(9,424,134)	$--
Total Liabilities	$(13,348,615)	$(3,924,481)	$(9,424,134)	$--
Total Derivative Instruments:	$(13,348,615)	$(3,924,481)	$(9,424,134)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(13,348,615)
Total Equity Risk	0	(13,348,615)
Total Value of Derivatives	$0	$(13,348,615)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.7%
Switzerland	2.4%
Ireland	2.2%
Canada	1.8%
United Kingdom	1.5%
Netherlands	1.3%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $29,831,702) — See accompanying schedule: Unaffiliated issuers (cost $4,303,299,289)	$5,511,453,365
Fidelity Central Funds (cost $281,699,466)	281,738,881
Total Investments (cost $4,584,998,755)		$5,793,192,246
Cash		82,757
Foreign currency held at value (cost $322,209)		322,209
Receivable for investments sold		4,875,900
Receivable for fund shares sold		2,724,684
Dividends receivable		8,016,487
Interest receivable		272,276
Distributions receivable from Fidelity Central Funds		171,816
Prepaid expenses		10,718
Other receivables		444,845
Total assets		5,810,113,938
Liabilities
Payable for investments purchased	$55,679,076
Payable for fund shares redeemed	4,929,762
Accrued management fee	2,131,527
Distribution and service plan fees payable	318,623
Written options, at value (premium received $2,420,469)	13,348,615
Other affiliated payables	438,261
Other payables and accrued expenses	482,254
Collateral on Securities Loaned	30,582,150
Total liabilities		107,910,268
Net Assets		$5,702,203,670
Net Assets consist of:
Paid in capital		$4,449,826,199
Distributions in excess of net investment income		(21,216,677)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		76,336,143
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,197,258,005
Net Assets		$5,702,203,670
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,550,157,801 ÷ 161,582,965 shares)		$21.97
Service Class:
Net Asset Value, offering price and redemption price per share ($325,601,557 ÷ 14,894,278 shares)		$21.86
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,397,761,954 ÷ 65,123,505 shares)		$21.46
Investor Class:
Net Asset Value, offering price and redemption price per share ($428,682,358 ÷ 19,606,230 shares)		$21.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$153,496,400
Interest		1,397,873
Income from Fidelity Central Funds		1,564,552
Total income		156,458,825
Expenses
Management fee	$23,971,758
Transfer agent fees	3,824,286
Distribution and service plan fees	3,619,074
Accounting and security lending fees	1,105,136
Custodian fees and expenses	95,617
Independent trustees' fees and expenses	23,215
Appreciation in deferred trustee compensation account	193
Audit	91,050
Legal	19,577
Miscellaneous	45,075
Total expenses before reductions	32,794,981
Expense reductions	(193,923)	32,601,058
Net investment income (loss)		123,857,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,775,326
Fidelity Central Funds	1,983
Foreign currency transactions	(119,958)
Written options	11,266,224
Total net realized gain (loss)		86,923,575
Change in net unrealized appreciation (depreciation) on: Investment securities	703,645,102
Assets and liabilities in foreign currencies	18,666
Written options	(11,566,412)
Total change in net unrealized appreciation (depreciation)		692,097,356
Net gain (loss)		779,020,931
Net increase (decrease) in net assets resulting from operations		$902,878,698

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,857,767	$161,804,801
Net realized gain (loss)	86,923,575	386,055,726
Change in net unrealized appreciation (depreciation)	692,097,356	(778,237,899)
Net increase (decrease) in net assets resulting from operations	902,878,698	(230,377,372)
Distributions to shareholders from net investment income	(120,005,164)	(173,549,033)
Distributions to shareholders from net realized gain	(349,257,965)	(562,610,777)
Total distributions	(469,263,129)	(736,159,810)
Share transactions - net increase (decrease)	21,742,678	(79,940,029)
Redemption fees	–	3,144
Total increase (decrease) in net assets	455,358,247	(1,046,474,067)
Net Assets
Beginning of period	5,246,845,423	6,293,319,490
End of period	$5,702,203,670	$5,246,845,423
Other Information
Distributions in excess of net investment income end of period	$(21,216,677)	$(15,247,286)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$24.30	$23.29	$19.94	$18.69
Income from Investment Operations
Net investment income (loss)A	.49	.63	.71B	.56	.59
Net realized and unrealized gain (loss)	2.85	(1.57)C	1.35	4.96	2.59
Total from investment operations	3.34	(.94)	2.06	5.52	3.18
Distributions from net investment income	(.48)	(.71)	(.71)	(.60)	(.63)D
Distributions from net realized gain	(1.34)	(2.19)	(.34)	(1.57)	(1.30)D
Total distributions	(1.83)E	(2.90)	(1.05)	(2.17)	(1.93)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$21.97	$20.46	$24.30	$23.29	$19.94
Total ReturnG,H	18.02%	(4.08)%C	8.85%	28.15%	17.31%
Ratios to Average Net AssetsI,J
Expenses before reductions	.54%	.54%	.54%	.55%	.55%
Expenses net of fee waivers, if any	.54%	.54%	.54%	.54%	.55%
Expenses net of all reductions	.54%	.53%	.54%	.54%	.54%
Net investment income (loss)	2.39%	2.85%	2.94%B	2.43%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$3,550,158	$3,238,580	$3,817,228	$3,947,728	$3,461,083
Portfolio turnover rateK	38%	46%	40%	32%	48%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.18)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $1.83 per share is comprised of distributions from net investment income of $1.342 and distributions from net realized gain of $.484 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.37	$24.20	$23.20	$19.87	$18.63
Income from Investment Operations
Net investment income (loss)A	.46	.61	.69B	.53	.57
Net realized and unrealized gain (loss)	2.84	(1.56)C	1.34	4.94	2.57
Total from investment operations	3.30	(.95)	2.03	5.47	3.14
Distributions from net investment income	(.47)	(.69)	(.68)	(.57)	(.60)D
Distributions from net realized gain	(1.34)	(2.19)	(.34)	(1.57)	(1.30)D
Total distributions	(1.81)	(2.88)	(1.03)E	(2.14)	(1.90)
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$21.86	$20.37	$24.20	$23.20	$19.87
Total ReturnG,H	17.90%	(4.17)%C	8.74%	28.01%	17.19%
Ratios to Average Net AssetsI,J
Expenses before reductions	.64%	.64%	.64%	.65%	.65%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.64%	.65%
Expenses net of all reductions	.64%	.63%	.64%	.64%	.64%
Net investment income (loss)	2.29%	2.75%	2.84%B	2.33%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$325,602	$309,669	$369,024	$391,896	$350,493
Portfolio turnover rateK	38%	46%	40%	32%	48%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.27)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.04	$23.85	$22.88	$19.62	$18.41
Income from Investment Operations
Net investment income (loss)A	.42	.57	.64B	.49	.53
Net realized and unrealized gain (loss)	2.78	(1.54)C	1.32	4.88	2.55
Total from investment operations	3.20	(.97)	1.96	5.37	3.08
Distributions from net investment income	(.44)	(.65)	(.65)	(.54)	(.57)D
Distributions from net realized gain	(1.34)	(2.19)	(.34)	(1.57)	(1.30)D
Total distributions	(1.78)	(2.84)	(.99)	(2.11)	(1.87)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$21.46	$20.04	$23.85	$22.88	$19.62
Total ReturnF,G	17.71%	(4.32)%C	8.57%	27.83%	17.05%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.79%	.78%	.79%	.79%	.79%
Net investment income (loss)	2.14%	2.60%	2.69%B	2.18%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,397,762	$1,348,912	$1,702,854	$1,755,769	$1,560,856
Portfolio turnover rateJ	38%	46%	40%	32%	48%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.42)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.37	$24.21	$23.21	$19.89	$18.64
Income from Investment Operations
Net investment income (loss)A	.47	.61	.69B	.54	.57
Net realized and unrealized gain (loss)	2.83	(1.56)C	1.34	4.93	2.59
Total from investment operations	3.30	(.95)	2.03	5.47	3.16
Distributions from net investment income	(.47)	(.70)	(.69)	(.58)	(.61)D
Distributions from net realized gain	(1.34)	(2.19)	(.34)	(1.57)	(1.30)D
Total distributions	(1.81)	(2.89)	(1.03)	(2.15)	(1.91)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$21.86	$20.37	$24.21	$23.21	$19.89
Total ReturnF,G	17.93%	(4.18)%C	8.77%	27.99%	17.27%
Ratios to Average Net AssetsH,I
Expenses before reductions	.62%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.62%	.62%	.62%	.62%	.64%
Expenses net of all reductions	.62%	.61%	.62%	.62%	.63%
Net investment income (loss)	2.31%	2.77%	2.86%B	2.35%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$428,682	$349,685	$388,773	$351,139	$220,311
Portfolio turnover rateJ	38%	46%	40%	32%	48%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.28)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, certain conversion ratio adjustments, contingent interest, equity- debt classifications, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,406,499,676
Gross unrealized depreciation	(203,259,593)
Net unrealized appreciation (depreciation) on securities	$1,203,240,083
Tax Cost	$4,589,952,163

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,001,725
Undistributed long-term capital gain	$59,282,262
Net unrealized appreciation (depreciation) on securities and other investments	$1,192,297,546

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$132,489,253	$ 202,573,284
Long-term Capital Gains	336,773,876	533,586,526
Total	$469,263,129	$ 736,159,810

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options,the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund’s net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty’s unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $11,266,224 and a change in net unrealized appreciation (depreciation) of $(11,566,412) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	55,263	$3,583,153
Options Opened	235,975	16,954,470
Options Exercised	(105,040)	(6,061,083)
Options Closed	(57,318)	(3,787,540)
Options Expired	(98,726)	(8,268,531)
Outstanding at end of period	30,154	$2,420,469

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,989,125,582 and $2,383,272,057, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$307,885
Service Class 2	3,311,189
$3,619,074

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$2,210,018
Service Class	203,204
Service Class 2	874,154
Investor Class	536,910
$3,824,286

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $44,612 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,554 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $698,306, including $20,111 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $155,609 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $649.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,665.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$76,420,473	$109,149,565
Service Class	6,783,305	10,156,613
Service Class 2	28,029,228	42,706,986
Service Class 2R	–	11,545
Investor Class	8,772,158	11,524,324
Total	$120,005,164	$173,549,033
From net realized gain
Initial Class	$217,386,548	$339,608,604
Service Class	20,018,928	33,003,823
Service Class 2	89,027,272	153,933,197
Service Class 2R	–	1,316,715
Investor Class	22,825,217	34,748,438
Total	$349,257,965	$562,610,777

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	10,465,829	2,942,434	$204,419,055	$64,636,128
Reinvestment of distributions	15,663,229	20,908,619	293,807,021	448,758,169
Shares redeemed	(22,834,249)	(22,650,939)	(465,514,021)	(503,270,251)
Net increase (decrease)	3,294,809	1,200,114	$32,712,055	$10,124,046
Service Class
Shares sold	604,190	583,466	$12,342,797	$12,999,462
Reinvestment of distributions	1,437,644	2,018,226	26,802,233	43,160,436
Shares redeemed	(2,349,262)	(2,646,679)	(47,575,832)	(58,306,592)
Net increase (decrease)	(307,428)	(44,987)	$(8,430,802)	$(2,146,694)
Service Class 2
Shares sold	6,855,915	4,829,943	$138,866,433	$104,917,377
Reinvestment of distributions	6,412,106	9,327,616	117,056,500	196,640,183
Shares redeemed	(15,456,004)	(18,242,504)	(307,480,948)	(397,542,395)
Net increase (decrease)	(2,187,983)	(4,084,945)	$(51,558,015)	$(95,984,835)
Service Class 2R
Shares sold	–	44,755	$–	$994,924
Reinvestment of distributions	–	61,837	–	1,328,260
Shares redeemed	–	(758,460)	–	(16,752,939)
Net increase (decrease)	–	(651,868)	$–	$(14,429,755)
Investor Class
Shares sold	3,061,155	1,061,340	$63,799,569	$23,323,259
Reinvestment of distributions	1,683,814	2,166,600	31,597,375	46,272,762
Shares redeemed	(2,301,679)	(2,123,884)	(46,377,504)	(47,098,812)
Net increase (decrease)	2,443,290	1,104,056	$49,019,440	$22,497,209

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio℠ (a fund of Variable Insurance Products Fund) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 21, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 169 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.54%
Actual		$1,000.00	$1,119.00	$2.88
Hypothetical-C		$1,000.00	$1,022.42	$2.75
Service Class	.64%
Actual		$1,000.00	$1,118.70	$3.41
Hypothetical-C		$1,000.00	$1,021.92	$3.25
Service Class 2.79%
Actual		$1,000.00	$1,117.60	$4.21
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Investor Class	.62%
Actual		$1,000.00	$1,118.40	$3.30
Hypothetical-C		$1,000.00	$1,022.02	$3.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the VIP Equity - Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Equity - Income Portfolio
Initial Class	02/10/2017	02/10/2017	$0.029	$0.316
Service Class	02/10/2017	02/10/2017	$0.026	$0.316
Service Class 2	02/10/2017	02/10/2017	$0.021	$0.316
Investor Class	02/10/2017	02/10/2017	$0.027	$0.316

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $ 60,442,325, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 98%; Service Class designates 100%; Service Class 2 designates 100% and Investor Class designates 100% of the dividends distributed in December 2016, as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Equity-Income Portfolio

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2015 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPEI-ANN-0217
1.540027.119

Fidelity® Variable Insurance Products: Growth Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	0.80%	13.46%	7.25%
Service Class	0.71%	13.34%	7.14%
Service Class 2	0.55%	13.17%	6.98%
Investor Class	0.71%	13.36%	7.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$20,130	VIP Growth Portfolio - Initial Class
$22,163	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund's share classes gained about 1%, significantly underperforming the 7.39% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, choices in the pharmaceuticals, biotechnology and life sciences detracted most, with a non-index stake in Canada-based Valeant Pharmaceuticals International the fund’s largest individual detractor. Several factors contributed to the stock’s decline, including allegations of improper sales practices at the firm. Valeant also announced an accounting error that it said would likely lead to financial restatements. In June, the company paid $47 million to settle the U.S. Department of Justice investigation into its drug-pricing practices. We had sold our position in Valeant by period end. Gilead Sciences was another detractor and a large fund position during the period. The stock was hurt by broad pricing pressures for biotechs, along with concerns about increased competition and expectations for slowing growth for Gilead’s hepatitis C drugs. Conversely, biopharmaceutical firm Medivation, which we overweighted during the first half of the year, was a plus. The stock rose in March after the firm released positive fourth-quarter earnings. In August, pharma giant Pfizer agreed to buy Medivation at a premium. The deal was completed in August, and Medivation was no longer held at period end. Facebook was by far the fund's largest holding and also a significant contributor. Shares gained 10% for the year on the strength of the company's revenue from mobile advertising, higher sales of video advertisements and ads on its Instagram mobile application.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	8.7	12.7
Alphabet, Inc. Class A	6.3	7.8
Amazon.com, Inc.	3.9	3.2
Electronic Arts, Inc.	3.1	2.3
Charter Communications, Inc. Class A	3.0	0.5
Home Depot, Inc.	2.8	2.5
Reynolds American, Inc.	2.0	1.9
UnitedHealth Group, Inc.	1.9	0.0
Global Payments, Inc.	1.7	0.8
Adobe Systems, Inc.	1.6	1.3
	35.0

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.1	38.4
Consumer Discretionary	19.0	16.2
Health Care	14.0	13.2
Consumer Staples	8.7	7.0
Financials	7.6	7.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 7.8%

As of June 30, 2016*
Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

 * Foreign investments - 8.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 18.9%
Automobiles - 0.6%
Tesla Motors, Inc. (a)	115,700	$24,723,933
Diversified Consumer Services - 0.8%
Bright Horizons Family Solutions, Inc. (a)	253,800	17,771,076
Houghton Mifflin Harcourt Co. (a)	379,400	4,116,490
Nord Anglia Education, Inc. (a)	420,668	9,801,564
ServiceMaster Global Holdings, Inc. (a)	112,000	4,219,040
		35,908,170
Hotels, Restaurants & Leisure - 3.9%
Buffalo Wild Wings, Inc. (a)	21,700	3,350,480
Dave & Buster's Entertainment, Inc. (a)	649,500	36,566,850
Domino's Pizza, Inc.	112,100	17,850,804
Papa John's International, Inc.	268,400	22,969,672
Popeyes Louisiana Kitchen, Inc. (a)	196,400	11,878,272
Starbucks Corp.	1,177,946	65,399,562
Wingstop, Inc.	252,200	7,462,598
		165,478,238
Household Durables - 0.1%
Gree Electric Appliances, Inc. of Zhuhai Class A	530,800	1,881,684
Internet & Direct Marketing Retail - 5.0%
Amazon.com, Inc. (a)	225,900	169,395,633
Ctrip.com International Ltd. ADR (a)	489,700	19,588,000
Netflix, Inc. (a)	141,000	17,455,800
NutriSystem, Inc.	209,300	7,252,245
		213,691,678
Leisure Products - 0.0%
NJOY, Inc. (a)(b)	243,618	2
Media - 3.6%
Charter Communications, Inc. Class A (a)	450,200	129,621,584
Cinemark Holdings, Inc.	224,700	8,619,492
Sirius XM Holdings, Inc. (c)	3,809,400	16,951,830
		155,192,906
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	168,100	12,973,958
Ollie's Bargain Outlet Holdings, Inc. (a)	357,800	10,179,410
		23,153,368
Specialty Retail - 3.5%
AutoZone, Inc. (a)	34,000	26,852,860
Five Below, Inc. (a)	9,700	387,612
Home Depot, Inc.	888,132	119,080,739
MarineMax, Inc. (a)	188,095	3,639,638
		149,960,849
Textiles, Apparel & Luxury Goods - 0.9%
Kate Spade & Co. (a)	1,394,300	26,031,581
LVMH Moet Hennessy - Louis Vuitton SA	67,572	12,884,061
		38,915,642

TOTAL CONSUMER DISCRETIONARY		808,906,470

CONSUMER STAPLES - 8.7%
Beverages - 3.7%
Anheuser-Busch InBev SA NV ADR	187,700	19,791,088
Constellation Brands, Inc. Class A (sub. vtg.)	119,200	18,274,552
Kweichow Moutai Co. Ltd. (A Shares)	110,770	5,329,560
Molson Coors Brewing Co. Class B	347,200	33,786,032
PepsiCo, Inc.	209,200	21,888,596
Pernod Ricard SA ADR	408,400	8,811,230
The Coca-Cola Co.	1,229,838	50,989,083
		158,870,141
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	178,400	28,563,624
Whole Foods Market, Inc.	273,666	8,417,966
		36,981,590
Food Products - 0.5%
Danone SA	318,400	20,147,890
Hostess Brands, Inc. Class A (a)	94,600	1,229,800
		21,377,690
Household Products - 0.5%
Procter & Gamble Co.	272,300	22,894,984
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	300,300	22,969,947
Herbalife Ltd. (a)	470,300	22,640,242
		45,610,189
Tobacco - 2.0%
Reynolds American, Inc.	1,573,300	88,167,732

TOTAL CONSUMER STAPLES		373,902,326

ENERGY - 0.9%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	445,300	28,931,141
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd. (c)	417,917	9,587,016

TOTAL ENERGY		38,518,157

FINANCIALS - 7.6%
Banks - 2.8%
First Republic Bank	517,700	47,700,878
HDFC Bank Ltd.	117,289	2,277,592
JPMorgan Chase & Co.	789,300	68,108,697
Metro Bank PLC	85,000	3,064,055
		121,151,222
Capital Markets - 4.0%
BlackRock, Inc. Class A	53,006	20,170,903
CME Group, Inc.	556,697	64,214,999
E*TRADE Financial Corp. (a)	1,020,193	35,349,687
JMP Group, Inc.	240,100	1,474,214
MSCI, Inc.	323,100	25,453,818
S&P Global, Inc.	228,613	24,585,042
		171,248,663
Diversified Financial Services - 0.5%
Bats Global Markets, Inc.	143,900	4,822,089
Berkshire Hathaway, Inc. Class B (a)	95,400	15,548,292
Quantenna Communications, Inc.	137,700	2,496,501
		22,866,882
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd. (a)	392,000	12,689,040

TOTAL FINANCIALS		327,955,807

HEALTH CARE - 14.0%
Biotechnology - 6.5%
Advanced Accelerator Applications SA sponsored ADR (a)	170,100	4,551,876
Alexion Pharmaceuticals, Inc. (a)	284,200	34,771,870
Amgen, Inc.	391,400	57,226,594
Biogen, Inc. (a)	58,200	16,504,356
BioMarin Pharmaceutical, Inc. (a)	277,025	22,948,751
Cytokinetics, Inc. (a)	128,965	1,566,925
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	1,248,085
Gilead Sciences, Inc.	288,090	20,630,125
Insmed, Inc. (a)	1,318,402	17,442,458
Regeneron Pharmaceuticals, Inc. (a)	72,400	26,577,316
Samsung Biologics Co. Ltd. (a)	3,460	432,767
TESARO, Inc. (a)	184,400	24,798,112
Vertex Pharmaceuticals, Inc. (a)	664,800	48,975,816
		277,675,051
Health Care Equipment & Supplies - 4.1%
Boston Scientific Corp. (a)	1,609,400	34,811,322
Danaher Corp.	519,226	40,416,552
DexCom, Inc. (a)	126,600	7,558,020
Intuitive Surgical, Inc. (a)	58,600	37,162,362
Medtronic PLC	399,900	28,484,877
Novadaq Technologies, Inc. (a)	1,165,100	8,260,559
ResMed, Inc.	232,300	14,414,215
The Cooper Companies, Inc.	24,600	4,303,278
		175,411,185
Health Care Providers & Services - 2.5%
HealthEquity, Inc. (a)	370,700	15,020,764
HealthSouth Corp. warrants 1/17/17 (a)	1,014	710
Henry Schein, Inc. (a)	43,500	6,599,385
UnitedHealth Group, Inc.	516,800	82,708,672
VCA, Inc. (a)	41,200	2,828,380
		107,157,911
Pharmaceuticals - 0.9%
Allergan PLC	90,900	19,089,909
Collegium Pharmaceutical, Inc. (a)(c)	117,100	1,823,247
Patheon NV	63,800	1,831,698
Zoetis, Inc. Class A	323,300	17,306,249
		40,051,103

TOTAL HEALTH CARE		600,295,250

INDUSTRIALS - 7.4%
Aerospace & Defense - 0.8%
Rolls-Royce Holdings PLC	456,100	3,746,178
Taser International, Inc. (a)(c)	759,000	18,398,160
TransDigm Group, Inc.	56,096	13,965,660
		36,109,998
Airlines - 0.4%
Ryanair Holdings PLC sponsored ADR (a)	187,067	15,575,198
Building Products - 0.3%
A.O. Smith Corp.	285,136	13,501,190
Commercial Services & Supplies - 0.8%
KAR Auction Services, Inc.	776,300	33,085,906
Electrical Equipment - 1.6%
Acuity Brands, Inc.	103,100	23,801,666
Fortive Corp.	794,213	42,593,643
		66,395,309
Industrial Conglomerates - 0.8%
Honeywell International, Inc.	162,000	18,767,700
Roper Technologies, Inc.	83,417	15,271,984
		34,039,684
Machinery - 0.4%
Allison Transmission Holdings, Inc.	429,100	14,456,379
Rational AG	5,900	2,633,309
		17,089,688
Professional Services - 2.3%
Equifax, Inc.	216,900	25,644,087
Robert Half International, Inc.	301,000	14,682,780
TransUnion Holding Co., Inc. (a)	417,100	12,900,903
WageWorks, Inc. (a)	647,629	46,953,103
		100,180,873

TOTAL INDUSTRIALS		315,977,846

INFORMATION TECHNOLOGY - 35.3%
Electronic Equipment & Components - 0.2%
CDW Corp.	168,300	8,766,747
Internet Software & Services - 17.9%
Akamai Technologies, Inc. (a)	424,200	28,285,656
Alphabet, Inc. Class A (a)	339,898	269,352,170
CommerceHub, Inc.:
Series A (a)(d)	631,875	9,484,444
Series C (a)(d)	489,820	7,361,995
Facebook, Inc. Class A (a)	3,254,509	374,431,261
GoDaddy, Inc. (a)	496,659	17,358,232
Just Dial Ltd. (a)	237,392	1,184,086
Just Eat Holding Ltd. (a)	1,293,803	9,303,807
Shopify, Inc. Class A (a)	68,700	2,945,169
Stamps.com, Inc. (a)(c)	189,859	21,767,334
Twilio, Inc. Class A (c)	229,800	6,629,730
VeriSign, Inc. (a)(c)	284,300	21,626,701
		769,730,585
IT Services - 4.9%
Cognizant Technology Solutions Corp. Class A (a)	195,100	10,931,453
Fidelity National Information Services, Inc.	173,300	13,108,412
Gartner, Inc. (a)	49,900	5,043,393
Global Payments, Inc.	1,038,400	72,075,344
Square, Inc. (a)(c)	1,965,900	26,795,217
Vantiv, Inc. (a)	260,400	15,525,048
Visa, Inc. Class A	867,872	67,711,373
		211,190,240
Semiconductors & Semiconductor Equipment - 1.1%
Maxim Integrated Products, Inc.	470,387	18,142,827
Monolithic Power Systems, Inc.	216,688	17,753,248
Qualcomm, Inc.	192,100	12,524,920
		48,420,995
Software - 10.2%
Activision Blizzard, Inc.	485,832	17,543,394
Adobe Systems, Inc. (a)	675,600	69,553,020
Autodesk, Inc. (a)	149,800	11,086,698
Blackbaud, Inc.	69,300	4,435,200
Computer Modelling Group Ltd. (c)	926,000	6,282,993
CyberArk Software Ltd. (a)	90,100	4,099,550
Electronic Arts, Inc. (a)	1,695,021	133,499,854
Intuit, Inc.	137,400	15,747,414
Microsoft Corp.	721,300	44,821,582
Mobileye NV (a)	1,285,392	48,999,143
RealPage, Inc. (a)	190,304	5,709,120
Red Hat, Inc. (a)	327,300	22,812,810
Salesforce.com, Inc. (a)	750,262	51,362,937
		435,953,715
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	175,100	20,280,082
Samsung Electronics Co. Ltd.	15,208	22,700,106
		42,980,188

TOTAL INFORMATION TECHNOLOGY		1,517,042,470

MATERIALS - 1.7%
Chemicals - 1.0%
Monsanto Co.	216,600	22,788,486
Sherwin-Williams Co.	74,100	19,913,634
		42,702,120
Construction Materials - 0.7%
Eagle Materials, Inc.	297,100	29,273,263

TOTAL MATERIALS		71,975,383

REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Tower Corp.	616,300	65,130,584
Real Estate Management & Development - 1.5%
Realogy Holdings Corp.	2,466,701	63,468,217

TOTAL REAL ESTATE		128,598,801

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	91,500	9,448,290
TOTAL COMMON STOCKS
(Cost $3,221,323,484)		4,192,620,800

Convertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(b)	1,049,416	2,277,233
INFORMATION TECHNOLOGY - 0.8%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)	636,240	31,030,842
IT Services - 0.1%
AppNexus, Inc. Series E (a)(b)	181,657	4,723,082

TOTAL INFORMATION TECHNOLOGY		35,753,924

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,357,314)		38,031,157
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.32% to 0.37% 1/19/17 to 2/2/17
(Cost $10,178,213)	10,180,000	10,177,967
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 0.60% (e)	7,698,400	$7,699,939
Fidelity Securities Lending Cash Central Fund 0.65% (e)(f)	44,849,278	44,853,763
TOTAL MONEY MARKET FUNDS
(Cost $52,551,411)		52,553,702
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $3,302,410,422)		4,293,383,626
NET OTHER ASSETS (LIABILITIES) - 0.0%		308,551
NET ASSETS - 100%		$4,293,692,177

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,031,159 or 0.9% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$3,638,989
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,848,302
NJOY, Inc.	9/11/13	$1,968,433
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$9,870,023

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$979,451
Fidelity Securities Lending Cash Central Fund	1,130,661
Total	$2,110,112

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
CommerceHub, Inc. Series A	$--	$8,434,730	$--	$--	$9,484,444
CommerceHub, Inc. Series C	--	6,364,763	--	--	7,361,995
Total	$--	$14,799,493	$--	$--	$16,846,439

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$811,183,703	$796,022,407	$12,884,061	$2,277,235
Consumer Staples	373,902,326	353,754,436	20,147,890	--
Energy	38,518,157	38,518,157	--	--
Financials	327,955,807	325,678,215	2,277,592	--
Health Care	600,295,250	599,047,165	1,248,085	--
Industrials	315,977,846	312,231,668	3,746,178	--
Information Technology	1,552,796,394	1,517,042,470	--	35,753,924
Materials	71,975,383	71,975,383	--	--
Real Estate	128,598,801	128,598,801	--	--
Telecommunication Services	9,448,290	9,448,290	--	--
U.S. Government and Government Agency Obligations	10,177,967	--	10,177,967	--
Money Market Funds	52,553,702	52,553,702	--	--
Total Investments in Securities:	$4,293,383,626	$4,204,870,694	$50,481,773	$38,031,159

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $42,874,287) — See accompanying schedule: Unaffiliated issuers (cost $3,233,993,678)	$4,223,983,485
Fidelity Central Funds (cost $52,551,411)	52,553,702
Other affiliated issuers (cost $15,865,333)	16,846,439
Total Investments (cost $3,302,410,422)		$4,293,383,626
Receivable for investments sold		43,976,180
Receivable for fund shares sold		1,523,768
Dividends receivable		3,857,727
Distributions receivable from Fidelity Central Funds		178,834
Prepaid expenses		8,985
Other receivables		185,890
Total assets		4,343,115,010
Liabilities
Payable for investments purchased	$9,992
Payable for fund shares redeemed	1,802,580
Accrued management fee	1,979,037
Distribution and service plan fees payable	205,248
Other affiliated payables	349,381
Other payables and accrued expenses	234,357
Collateral on Securities Loaned	44,842,238
Total liabilities		49,422,833
Net Assets		$4,293,692,177
Net Assets consist of:
Paid in capital		$3,019,836,070
Undistributed net investment income		5,005,107
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		277,876,881
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		990,974,119
Net Assets		$4,293,692,177
Initial Class:
Net Asset Value, offering price and redemption price per share ($2,736,294,891 ÷ 46,138,647 shares)		$59.31
Service Class:
Net Asset Value, offering price and redemption price per share ($482,602,812 ÷ 8,166,517 shares)		$59.10
Service Class 2:
Net Asset Value, offering price and redemption price per share ($783,297,371 ÷ 13,403,772 shares)		$58.44
Investor Class:
Net Asset Value, offering price and redemption price per share ($291,497,103 ÷ 4,934,075 shares)		$59.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$35,461,002
Interest		17,294
Income from Fidelity Central Funds		2,110,112
Total income		37,588,408
Expenses
Management fee	$24,364,566
Transfer agent fees	3,172,063
Distribution and service plan fees	2,584,236
Accounting and security lending fees	1,072,548
Custodian fees and expenses	103,969
Independent trustees' fees and expenses	19,655
Depreciation in deferred trustee compensation account	(149)
Audit	82,047
Legal	16,550
Interest	1,045
Miscellaneous	37,564
Total expenses before reductions	31,454,094
Expense reductions	(170,866)	31,283,228
Net investment income (loss)		6,305,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	289,600,085
Fidelity Central Funds	101,886
Foreign currency transactions	(153,864)
Futures contracts	798,321
Total net realized gain (loss)		290,346,428
Change in net unrealized appreciation (depreciation) on: Investment securities	(276,241,815)
Assets and liabilities in foreign currencies	915
Total change in net unrealized appreciation (depreciation)		(276,240,900)
Net gain (loss)		14,105,528
Net increase (decrease) in net assets resulting from operations		$20,410,708

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,305,180	$10,937,658
Net realized gain (loss)	290,346,428	435,701,581
Change in net unrealized appreciation (depreciation)	(276,240,900)	(112,813,977)
Net increase (decrease) in net assets resulting from operations	20,410,708	333,825,262
Distributions to shareholders from net investment income	(1,063,792)	(9,674,651)
Distributions to shareholders from net realized gain	(440,759,902)	(149,807,636)
Total distributions	(441,823,694)	(159,482,287)
Share transactions - net increase (decrease)	(124,731,037)	(152,738,757)
Redemption fees	–	9,639
Total increase (decrease) in net assets	(546,144,023)	21,613,857
Net Assets
Beginning of period	4,839,836,200	4,818,222,343
End of period	$4,293,692,177	$4,839,836,200
Other Information
Undistributed net investment income end of period	$5,005,107	$–
Distributions in excess of net investment income end of period	$–	$(168,922)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$65.75	$63.48	$57.14	$42.05	$36.89
Income from Investment Operations
Net investment income (loss)A	.12	.19	.20	.14	.26
Net realized and unrealized gain (loss)	(.48)B	4.24	6.26	15.13	5.16
Total from investment operations	(.36)	4.43	6.46	15.27	5.42
Distributions from net investment income	(.02)	(.17)	(.12)	(.15)	(.26)
Distributions from net realized gain	(6.06)	(1.98)	–	(.04)	–
Total distributions	(6.08)	(2.16)C	(.12)	(.18)D	(.26)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$59.31	$65.75	$63.48	$57.14	$42.05
Total ReturnF,G	.80%	7.17%	11.30%	36.34%	14.69%
Ratios to Average Net AssetsH,I
Expenses before reductions	.64%	.64%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.65%	.66%
Expenses net of all reductions	.64%	.64%	.64%	.65%	.65%
Net investment income (loss)	.21%	.29%	.34%	.28%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$2,736,295	$3,045,732	$3,143,666	$3,179,928	$2,613,977
Portfolio turnover rateJ	61%	63%	46%	74%	68%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $2.16 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $1.984 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$65.57	$63.32	$57.00	$41.95	$36.81
Income from Investment Operations
Net investment income (loss)A	.06	.12	.14	.09	.22
Net realized and unrealized gain (loss)	(.47)B	4.22	6.24	15.09	5.13
Total from investment operations	(.41)	4.34	6.38	15.18	5.35
Distributions from net investment income	–	(.11)	(.06)	(.10)	(.21)
Distributions from net realized gain	(6.06)	(1.98)	–	(.04)	–
Total distributions	(6.06)	(2.09)	(.06)	(.13)C	(.21)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$59.10	$65.57	$63.32	$57.00	$41.95
Total ReturnE,F	.71%	7.05%	11.19%	36.20%	14.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.74%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.75%	.76%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.75%
Net investment income (loss)	.11%	.19%	.24%	.18%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$482,603	$527,178	$521,455	$491,959	$395,589
Portfolio turnover rateI	61%	63%	46%	74%	68%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$65.01	$62.80	$56.57	$41.64	$36.53
Income from Investment Operations
Net investment income (loss)A	(.03)	.02	.05	.01	.16
Net realized and unrealized gain (loss)	(.48)B	4.20	6.18	14.98	5.10
Total from investment operations	(.51)	4.22	6.23	14.99	5.26
Distributions from net investment income	–	(.02)	–	(.02)	(.15)
Distributions from net realized gain	(6.06)	(1.98)	–	(.04)	–
Total distributions	(6.06)	(2.01)C	–	(.06)	(.15)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$58.44	$65.01	$62.80	$56.57	$41.64
Total ReturnE,F	.55%	6.90%	11.01%	36.00%	14.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.89%	.90%	.91%	.91%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.90%	.91%
Expenses net of all reductions	.89%	.89%	.89%	.90%	.90%
Net investment income (loss)	(.04)%	.04%	.09%	.03%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$783,297	$958,371	$845,165	$739,551	$592,407
Portfolio turnover rateI	61%	63%	46%	74%	68%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $2.01 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $1.984 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$65.55	$63.30	$56.99	$41.95	$36.81
Income from Investment Operations
Net investment income (loss)A	.07	.13	.15	.10	.23
Net realized and unrealized gain (loss)	(.48)B	4.23	6.24	15.09	5.13
Total from investment operations	(.41)	4.36	6.39	15.19	5.36
Distributions from net investment income	–	(.13)	(.08)	(.11)	(.22)
Distributions from net realized gain	(6.06)	(1.98)	–	(.04)	–
Total distributions	(6.06)	(2.11)	(.08)	(.15)	(.22)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$59.08	$65.55	$63.30	$56.99	$41.95
Total ReturnD,E	.71%	7.09%	11.20%	36.22%	14.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.72%	.73%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.73%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.73%	.74%
Net investment income (loss)	.12%	.21%	.25%	.20%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$291,497	$308,555	$269,599	$214,067	$143,005
Portfolio turnover rateH	61%	63%	46%	74%	68%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,144,499,910
Gross unrealized depreciation	(157,496,321)
Net unrealized appreciation (depreciation) on securities	$987,003,589
Tax Cost	$3,306,380,037

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,158,213
Undistributed long-term capital gain	$281,847,048
Net unrealized appreciation (depreciation) on securities and other investments	$987,004,504

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,063,792	$ 9,674,651
Long-term Capital Gains	440,759,902	149,807,636
Total	$441,823,694	$ 159,482,287

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $798,321 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,565,692,598 and $2,880,061,071, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$491,239
Service Class 2	2,092,997
$2,584,236

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$1,859,787
Service Class	324,217
Service Class 2	552,552
Investor Class	435,507
$3,172,063

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $50,509 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$19,488,333.64%		$1,045

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,565 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,130,661, including $142,918 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136,048 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $167.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,651.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$1,063,792	$7,934,061
Service Class	–	849,151
Service Class 2	–	305,804
Investor Class	–	585,635
Total	$1,063,792	$9,674,651
From net realized gain
Initial Class	$278,171,056	$97,164,090
Service Class	48,192,555	16,191,802
Service Class 2	85,729,729	26,884,961
Service Class 2R	–	1,176,586
Investor Class	28,666,562	8,390,197
Total	$440,759,902	$149,807,636

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	1,165,209	1,537,295	$67,357,709	$99,048,414
Reinvestment of distributions	5,388,844	1,689,662	279,234,848	105,098,151
Shares redeemed	(6,741,730)	(6,421,101)	(392,172,286)	(414,843,526)
Net increase (decrease)	(187,677)	(3,194,144)	$(45,579,729)	$(210,696,961)
Service Class
Shares sold	477,397	644,139	$27,622,874	$41,667,908
Reinvestment of distributions	933,422	274,936	48,192,555	17,040,953
Shares redeemed	(1,283,877)	(1,114,617)	(74,490,952)	(71,657,612)
Net increase (decrease)	126,942	(195,542)	$1,324,477	$(12,948,751)
Service Class 2
Shares sold	2,005,328	3,196,114	$114,931,466	$203,598,694
Reinvestment of distributions	1,676,701	443,005	85,729,722	27,190,765
Shares redeemed	(5,020,399)	(2,354,140)	(290,421,071)	(149,858,061)
Net increase (decrease)	(1,338,370)	1,284,979	$(89,759,883)	$80,931,398
Service Class 2R
Shares sold	–	23,176	$–	$1,461,854
Reinvestment of distributions	–	19,285	–	1,176,586
Shares redeemed	–	(655,812)	–	(41,405,549)
Net increase (decrease)	–	(613,351)	$–	$(38,767,109)
Investor Class
Shares sold	516,557	765,618	$29,744,569	$49,281,957
Reinvestment of distributions	555,446	144,780	28,666,562	8,975,832
Shares redeemed	(845,451)	(461,826)	(49,127,033)	(29,515,123)
Net increase (decrease)	226,552	448,572	$9,284,098	$28,742,666

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 169 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.64%
Actual		$1,000.00	$1,039.60	$3.28
Hypothetical-C		$1,000.00	$1,021.92	$3.25
Service Class	.74%
Actual		$1,000.00	$1,039.20	$3.79
Hypothetical-C		$1,000.00	$1,021.42	$3.76
Service Class 2.89%
Actual		$1,000.00	$1,038.40	$4.56
Hypothetical-C		$1,000.00	$1,020.66	$4.52
Investor Class	.72%
Actual		$1,000.00	$1,039.20	$3.69
Hypothetical-C		$1,000.00	$1,021.52	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Initial Class	02/10/17	02/10/17	$0.080	$3.943
Service Class	02/10/17	02/10/17	$0.070	$3.943
Service Class 2	02/10/17	02/10/17	$0.056	$3.943
Investor Class	02/10/17	02/10/17	$0.072	$3.943

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $281,892,979, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designate 100% of the dividends distributed in December 2016, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGRWT-ANN-0217
1.540077.119

Fidelity® Variable Insurance Products: High Income Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	14.61%	6.22%	5.92%
Service Class	14.37%	6.11%	5.81%
Service Class 2	14.17%	5.93%	5.65%
Investor Class	14.64%	6.21%	5.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,772	VIP High Income Portfolio - Initial Class
$20,510	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds staged a dramatic rebound for the year ending December 31, 2016, with The BofA Merrill Lynch US High Yield Constrained Index sharply reversing course in February and gaining 17.49% for the full 12 months. After a volatile start to the period, high yield began to benefit from improvements across a broad range of global issues, including higher oil prices. The recovery accelerated in the spring, as strengthening macro tailwinds stoked demand for riskier assets and further credit-spread tightening. The market’s rally was disrupted in June when the United Kingdom surprised investors by voting to exit the European Union. However, the impact of Brexit was short-lived, and high-yield bonds posted solid gains in July and August. The asset class suffered a slight downturn in November – its first negative month since February – as interest rates spiked following the U.S. election. It then rallied back in December, bolstered by the positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration. Reflecting a more favorable environment for riskier assets, lower-quality bonds within the index fared best. Gains were broad-based across industries, with steel, metals/mining and energy leading the way amid firming commodities prices.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund’s share classes gained about 14% to 15%, trailing the BofA Merrill Lynch benchmark. I continued to follow a more cautious approach to risk in a risk-driven rally for high-yield bonds the past 12 months, led by lower-quality securities. Relative to the benchmark, the fund’s core high-yield bond portfolio gained 16% but underperformed, primarily due to selections and an underweighting in bonds rated CCC or lower. A roughly 10% out-of-benchmark allocation to floating-rate bank loans and a 4% cash stake, on average, further dampened relative performance. At the sector/industry level, weak security selection in energy, along with an underweighting there and in metals/mining, were the primary factors hampering performance versus the benchmark. On the plus side, selections in telecommunications, gaming and food/beverage/tobacco aided performance versus the benchmark, as did an underweighting in the weak health care category. The primary individual relative detractors were a sizable overweighting in United Kingdom-based Barclays Bank and a more modest overweighting in oil & gas exploration & production (E&P) company EP Energy. We sold our position in EP Energy during the period. Conversely, the top individual contributors were overweightings in Scientific Games, a maker of lottery terminals and slot machines, natural gas E&P firm Rice Energy and wireless communications provider and long-time holding Sprint Nextel.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.6	2.8
Lucent Technologies, Inc	2.0	2.1
JC Penney Corp., Inc.	2.0	2.2
Valeant Pharmaceuticals International, Inc.	1.7	2.0
Sabine Pass Liquefaction LLC	1.6	1.6
	9.9

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	14.8	13.3
Telecommunications	9.9	11.2
Technology	8.7	7.0
Healthcare	7.3	6.8
Services	5.2	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2016
BBB	1.0%
BB	41.7%
B	36.5%
CCC,CC,C	13.3%
Not Rated	1.1%
Equities	0.3%
Short-Term Investments and Net Other Assets	6.1%

As of June 30, 2016
AAA,AA,A	0.1%
BBB	1.0%
BB	39.2%
B	35.5%
CCC,CC,C	18.5%
Not Rated	0.2%
Equities	0.4%
Short-Term Investments and Net Other Assets	5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Nonconvertible Bonds	78.2%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	10.1%
Other Investments	5.3%
Short-Term Investments and Net Other Assets (Liabilities)	6.1%

 * Foreign investments - 27.6%

As of June 30, 2016*
Nonconvertible Bonds	79.9%
Convertible Bonds, Preferred Stocks	0.4%
Bank Loan Obligations	7.3%
Other Investments	7.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 26.1%

Investments December 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 78.2%
	Principal Amount	Value
Aerospace - 0.2%
TransDigm, Inc.:
6% 7/15/22	$405,000	$421,200
6.375% 6/15/26 (a)	2,245,000	2,305,615

TOTAL AEROSPACE		2,726,815

Air Transportation - 2.2%
Air Canada 7.75% 4/15/21 (a)	895,000	1,000,163
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	3,065,000	3,061,169
Allegiant Travel Co. 5.5% 7/15/19	3,335,000	3,435,050
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	2,540,000	2,571,750
5.5% 10/1/19 (a)	2,740,000	2,829,050
American Airlines, Inc. pass-thru trust certificates 5.625% 1/15/21 (a)	410,931	426,341
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,773,788	1,942,298
5.5% 4/29/22	2,187,509	2,258,603
9.25% 5/10/17	274,699	280,880
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22	1,104,215	1,268,522
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	3,565,000	3,591,738
Series 2013-1 Class B, 5.375% 5/15/23	621,004	658,264
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	1,888,847	1,983,289
9.75% 1/15/17	571,777	573,601
United Continental Holdings, Inc. 6.375% 6/1/18	300,000	313,500

TOTAL AIR TRANSPORTATION		26,194,218

Automotive & Auto Parts - 1.0%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,055,000	1,012,093
IHO Verwaltungs GmbH:
4.125% 9/15/21 pay-in-kind (a)(b)	905,000	914,050
4.5% 9/15/23 pay-in-kind (a)(b)	620,000	606,050
4.75% 9/15/26 pay-in-kind (a)(b)	745,000	718,925
Tenneco, Inc. 5% 7/15/26	1,530,000	1,501,313
The Goodyear Tire & Rubber Co. 5% 5/31/26	2,950,000	2,936,548
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	4,665,000	4,746,638

TOTAL AUTOMOTIVE & AUTO PARTS		12,435,617

Broadcasting - 0.4%
AMC Networks, Inc.:
4.75% 12/15/22	925,000	930,781
5% 4/1/24	1,680,000	1,688,400
Clear Channel Communications, Inc. 9% 12/15/19	325,000	265,688
Sirius XM Radio, Inc. 5.375% 7/15/26 (a)	1,355,000	1,324,513

TOTAL BROADCASTING		4,209,382

Building Materials - 1.4%
Building Materials Corp. of America:
5.375% 11/15/24 (a)	3,265,000	3,354,788
6% 10/15/25 (a)	2,605,000	2,741,763
CEMEX Finance LLC 6% 4/1/24 (a)	2,715,000	2,789,663
CEMEX S.A.B. de CV:
5.7% 1/11/25 (a)	1,100,000	1,108,250
7.75% 4/16/26 (a)	2,030,000	2,248,225
Eagle Materials, Inc. 4.5% 8/1/26	2,265,000	2,259,338
Standard Industries, Inc. 5.125% 2/15/21 (a)	2,735,000	2,851,238

TOTAL BUILDING MATERIALS		17,353,265

Cable/Satellite TV - 4.0%
Altice SA 7.75% 5/15/22 (a)	17,675,000	18,868,063
Altice U.S. Finance SA 5.5% 5/15/26 (a)	2,945,000	3,003,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/23 (a)	1,990,000	2,049,700
5.5% 5/1/26 (a)	6,700,000	6,834,000
CSC Holdings, Inc. 5.5% 4/15/27 (a)	2,960,000	2,997,000
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	2,410,000	2,554,600
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (a)	1,685,000	1,676,575
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	3,180,000	3,172,050
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	1,810,000	1,810,000
6% 1/15/27 (a)	3,095,000	3,002,150
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	2,505,000	2,441,874

TOTAL CABLE/SATELLITE TV		48,409,912

Capital Goods - 0.5%
Belden, Inc. 5.25% 7/15/24 (a)	490,000	492,450
General Cable Corp. 5.75% 10/1/22 (b)	905,000	877,850
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,830,000	4,021,500

TOTAL CAPITAL GOODS		5,391,800

Chemicals - 0.7%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	1,070,000	1,057,740
3.45% 6/1/23	1,260,000	1,132,740
4.5% 12/1/26 (a)	770,000	755,737
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	3,395,000	3,471,388
Versum Materials, Inc. 5.5% 9/30/24 (a)	1,385,000	1,416,163

TOTAL CHEMICALS		7,833,768

Consumer Products - 0.4%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	5,000,000	5,012,500
Containers - 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.1557% 5/15/21 (a)(b)	2,225,000	2,291,750
4.625% 5/15/23 (a)	3,685,000	3,655,078
7.25% 5/15/24 (a)	1,275,000	1,343,531
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (a)	2,205,000	2,078,213
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	5,000,000	5,037,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
4.38% 7/15/21 (a)(b)	1,470,000	1,503,075
5.75% 10/15/20	2,990,000	3,083,438

TOTAL CONTAINERS		18,992,585

Diversified Financial Services - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.95% 2/1/22	2,895,000	2,920,331
Aircastle Ltd. 5% 4/1/23	750,000	765,000
FLY Leasing Ltd. 6.375% 10/15/21	2,890,000	3,005,600
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (a)	790,000	829,974
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	2,675,000	2,701,750
5.875% 2/1/22	6,495,000	6,446,288
6% 8/1/20	2,775,000	2,833,969
ILFC E-Capital Trust I 4.67% 12/21/65 (a)(b)	4,595,000	4,032,113
ILFC E-Capital Trust II 4.92% 12/21/65 (a)(b)	7,445,000	6,551,600
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	4,230,000	4,477,244
MSCI, Inc. 4.75% 8/1/26 (a)	3,715,000	3,696,425
Navient Corp.:
5% 10/26/20	320,000	326,400
5.875% 10/25/24	2,085,000	1,980,750
SLM Corp.:
4.875% 6/17/19	705,000	729,675
5.5% 1/25/23	5,025,000	4,874,250
Springleaf Financial Corp. 7.75% 10/1/21	1,825,000	1,925,375

TOTAL DIVERSIFIED FINANCIAL SERVICES		48,096,744

Diversified Media - 0.4%
MDC Partners, Inc. 6.5% 5/1/24 (a)	3,485,000	3,136,500
National CineMedia LLC 5.75% 8/15/26	1,395,000	1,415,925

TOTAL DIVERSIFIED MEDIA		4,552,425

Energy - 14.3%
Antero Resources Corp.:
5% 3/1/25 (a)	2,500,000	2,445,025
5.125% 12/1/22	5,515,000	5,570,150
5.625% 6/1/23 (Reg. S)	2,500,000	2,559,375
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25 (a)	3,210,000	3,275,195
7% 6/30/24 (a)	1,555,000	1,683,288
Chesapeake Energy Corp.:
4.875% 4/15/22	4,435,000	4,046,938
5.75% 3/15/23	1,035,000	972,900
6.125% 2/15/21	1,180,000	1,150,500
8% 12/15/22 (a)	4,175,000	4,503,781
8% 1/15/25 (a)	1,640,000	1,672,800
Concho Resources, Inc.:
4.375% 1/15/25	2,295,000	2,290,433
5.5% 4/1/23	3,000,000	3,108,900
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	3,650,000	3,622,625
Denbury Resources, Inc.:
4.625% 7/15/23	2,950,000	2,367,375
6.375% 8/15/21	2,550,000	2,295,000
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	5,890,000	6,125,600
Ensco PLC:
4.5% 10/1/24	1,660,000	1,423,450
4.7% 3/15/21	1,840,000	1,769,933
5.2% 3/15/25	4,345,000	3,752,646
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	6,300,000	6,111,000
Ferrellgas LP/Ferrellgas Finance Corp.:
6.5% 5/1/21	2,580,000	2,567,100
6.75% 1/15/22	50,000	49,375
6.75% 6/15/23 (b)	990,000	972,675
Forbes Energy Services Ltd. 9% 6/15/19 (c)	7,795,000	2,767,225
Forum Energy Technologies, Inc. 6.25% 10/1/21	2,845,000	2,845,000
Gibson Energy, Inc. 6.75% 7/15/21 (a)	2,795,000	2,899,813
Gulfmark Offshore, Inc. 6.375% 3/15/22	2,210,000	1,093,950
Halcon Resources Corp. 8.625% 2/1/20 (a)	2,855,000	2,969,200
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,525,000	2,506,063
5.75% 10/1/25 (a)	1,995,000	2,019,938
Nabors Industries, Inc. 5.5% 1/15/23 (a)	1,332,000	1,386,945
Noble Holding International Ltd.:
4.625% 3/1/21	1,936,000	1,858,560
7.75% 1/15/24	2,295,000	2,183,119
NRG Yield Operating LLC 5% 9/15/26 (a)	3,665,000	3,500,075
Parsley Energy LLC/Parsley 5.375% 1/15/25 (a)	1,845,000	1,851,273
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	2,070,000	2,121,750
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	3,495,000	3,433,838
Pride International, Inc. 6.875% 8/15/20	2,455,000	2,620,713
Rice Energy, Inc. 6.25% 5/1/22	8,235,000	8,461,463
Sabine Pass Liquefaction LLC:
5% 3/15/27 (a)	2,470,000	2,491,613
5.625% 2/1/21 (b)	4,135,000	4,424,450
5.625% 3/1/25	5,695,000	6,093,650
5.75% 5/15/24	2,095,000	2,246,888
5.875% 6/30/26 (a)	2,225,000	2,397,438
6.25% 3/15/22	1,560,000	1,708,200
SM Energy Co. 6.5% 11/15/21	1,920,000	1,958,400
Southwestern Energy Co.:
5.8% 1/23/20 (b)	1,715,000	1,766,450
6.7% 1/23/25 (b)	950,000	971,375
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20	2,675,000	2,728,500
6.25% 4/15/21	1,900,000	1,935,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	1,650,000	1,670,625
5.125% 2/1/25 (a)	665,000	660,013
5.25% 5/1/23	400,000	404,000
5.375% 2/1/27 (a)	665,000	658,350
6.75% 3/15/24	3,065,000	3,287,213
Teine Energy Ltd. 6.875% 9/30/22 (a)	2,925,000	2,987,156
TerraForm Power Operating LLC 6.375% 2/1/23 (a)(b)	1,910,000	1,933,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	135,000	142,763
5.875% 10/1/20	155,000	159,650
6.125% 10/15/21	995,000	1,044,750
6.25% 10/15/22	505,000	535,300
The Williams Companies, Inc.:
3.7% 1/15/23	2,185,000	2,108,525
4.55% 6/24/24	2,915,000	2,893,138
Weatherford International Ltd.:
4.5% 4/15/22	1,475,000	1,279,563
7.75% 6/15/21	1,655,000	1,671,550
8.25% 6/15/23	2,550,000	2,594,625
9.875% 2/15/24 (a)	1,350,000	1,438,587
Whiting Petroleum Corp.:
5% 3/15/19	1,440,000	1,445,630
6.5% 10/1/18	2,740,000	2,726,300
WPX Energy, Inc.:
5.25% 9/15/24	1,890,000	1,833,300
6% 1/15/22	1,440,000	1,476,000
7.5% 8/1/20	1,545,000	1,660,875

TOTAL ENERGY		172,189,366

Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	2,410,775	1,766,102
Environmental - 0.5%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (a)	1,185,000	1,179,075
Covanta Holding Corp. 5.875% 3/1/24	1,515,000	1,456,294
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,230,000	3,302,675

TOTAL ENVIRONMENTAL		5,938,044

Food & Drug Retail - 1.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (a)	2,510,000	2,484,900
6.625% 6/15/24 (a)	1,300,000	1,355,250
Albertsons, Inc.:
6.625% 6/1/28	400,000	358,000
7.45% 8/1/29	365,000	344,925
7.75% 6/15/26	430,000	425,700
8% 5/1/31	2,242,000	2,146,715
8.7% 5/1/30	315,000	316,575
BI-LO LLC/BI-LO Finance Corp. 9.25% 2/15/19 (a)	1,940,000	1,644,150
Tesco PLC 6.15% 11/15/37 (a)	5,395,000	5,192,277
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	2,005,000	1,724,300

TOTAL FOOD & DRUG RETAIL		15,992,792

Food/Beverage/Tobacco - 3.4%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	470,000	453,550
ESAL GmbH 6.25% 2/5/23 (a)	15,945,000	15,992,835
JBS Investments GmbH:
7.25% 4/3/24 (a)	1,150,000	1,201,750
7.75% 10/28/20 (a)	3,070,000	3,258,191
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (a)	2,130,000	2,199,225
8.25% 2/1/20 (a)	3,830,000	3,925,750
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	2,710,000	2,716,775
4.875% 11/1/26 (a)	905,000	895,384
Minerva Luxembourg SA 6.5% 9/20/26 (a)	2,430,000	2,341,913
Vector Group Ltd. 7.75% 2/15/21	7,935,000	8,272,238

TOTAL FOOD/BEVERAGE/TOBACCO		41,257,611

Gaming - 2.7%
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	1,645,000	1,706,688
5.375% 4/15/26	515,000	537,094
MCE Finance Ltd. 5% 2/15/21 (a)	5,005,000	4,973,113
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26 (a)	3,185,000	3,057,600
Scientific Games Corp.:
6.625% 5/15/21	7,710,000	6,514,950
7% 1/1/22 (a)	565,000	605,963
Wynn Macau Ltd. 5.25% 10/15/21 (a)	14,880,000	14,991,600

TOTAL GAMING		32,387,008

Healthcare - 6.4%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	1,770,000	1,770,000
Centene Corp. 4.75% 1/15/25	2,345,000	2,289,306
Community Health Systems, Inc. 6.875% 2/1/22	2,030,000	1,410,850
DaVita HealthCare Partners, Inc.:
5% 5/1/25	1,930,000	1,898,638
5.75% 8/15/22	925,000	966,625
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	2,750,000	2,409,688
Envision Healthcare Corp. 6.25% 12/1/24 (a)	3,225,000	3,402,375
HCA Holdings, Inc.:
4.5% 2/15/27	4,640,000	4,558,800
5% 3/15/24	2,880,000	2,962,800
5.25% 6/15/26	4,000,000	4,135,000
5.875% 2/15/26	1,670,000	1,720,100
HealthSouth Corp.:
5.125% 3/15/23	815,000	806,850
5.75% 9/15/25	4,655,000	4,631,725
Horizon Pharma PLC 6.625% 5/1/23	2,260,000	2,152,650
Horizon Pharma, Inc. 8.75% 11/1/24 (a)	935,000	946,688
IMS Health, Inc. 5% 10/15/26 (a)	1,505,000	1,508,763
Kindred Healthcare, Inc.:
8% 1/15/20	710,000	706,450
8.75% 1/15/23	3,840,000	3,590,400
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (a)	2,435,000	2,179,325
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	475,000	465,500
6.375% 3/1/24	1,275,000	1,333,969
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (a)	1,155,000	1,152,113
Teleflex, Inc. 4.875% 6/1/26	940,000	930,600
Tenet Healthcare Corp.:
5% 3/1/19 (b)	2,265,000	2,208,375
6.75% 6/15/23	3,440,000	3,035,800
7.5% 1/1/22 (a)	735,000	766,238
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	7,255,000	6,130,475
5.625% 12/1/21 (a)	1,925,000	1,491,875
5.875% 5/15/23 (a)	3,690,000	2,785,950
6.125% 4/15/25 (a)	2,220,000	1,667,775
6.75% 8/15/18 (a)	5,765,000	5,462,338
VPI Escrow Corp. 6.375% 10/15/20 (a)	6,750,000	5,798,655

TOTAL HEALTHCARE		77,276,696

Homebuilders/Real Estate - 2.4%
Beazer Homes U.S.A., Inc. 8.75% 3/15/22 (a)	2,445,000	2,640,600
CalAtlantic Group, Inc. 5.25% 6/1/26	2,715,000	2,647,125
Communications Sales & Leasing, Inc. 7.125% 12/15/24 (a)	1,740,000	1,757,400
M/I Homes, Inc. 6.75% 1/15/21	2,925,000	3,049,313
Mattamy Group Corp. 6.875% 12/15/23 (a)	1,210,000	1,225,125
PulteGroup, Inc.:
4.25% 3/1/21	2,220,000	2,269,950
5% 1/15/27	1,490,000	1,415,500
Rialto Holdings LLC/Rialto Corp. 7% 12/1/18 (a)	2,220,000	2,247,750
Shea Homes Ltd. Partnership/Corp. 5.875% 4/1/23 (a)	935,000	911,625
Starwood Property Trust, Inc. 5% 12/15/21 (a)	2,280,000	2,310,552
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (a)	1,395,000	1,415,925
VEREIT Operating Partnership LP:
4.125% 6/1/21	1,035,000	1,050,525
4.875% 6/1/26	1,035,000	1,048,300
William Lyon Homes, Inc. 7% 8/15/22	4,863,000	5,033,205

TOTAL HOMEBUILDERS/REAL ESTATE		29,022,895

Hotels - 0.2%
Hilton Escrow Issuer LLC 4.25% 9/1/24 (a)	2,695,000	2,614,150
Leisure - 1.1%
24 Hour Holdings III LLC 8% 6/1/22 (a)	4,865,000	4,135,250
Carlson Travel, Inc.:
6.75% 12/15/23 (a)	425,000	442,000
9.5% 12/15/24 (a)	850,000	889,313
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24 (a)	765,000	794,644
NCL Corp. Ltd. 4.75% 12/15/21 (a)	3,745,000	3,742,678
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	840,000	863,100
7.25% 11/30/21 (a)	1,895,000	1,961,325

TOTAL LEISURE		12,828,310

Metals/Mining - 0.7%
Freeport-McMoRan, Inc.:
3.875% 3/15/23	1,270,000	1,165,225
4.55% 11/14/24	920,000	862,500
Murray Energy Corp. 11.25% 4/15/21 (a)	955,000	740,125
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	2,845,000	2,837,888
Teck Resources Ltd. 4.75% 1/15/22	2,910,000	2,917,275

TOTAL METALS/MINING		8,523,013

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (a)	1,450,000	1,446,375
Publishing/Printing - 0.8%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (a)	1,025,000	1,032,688
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	7,705,000	7,743,525
R.R. Donnelley & Sons Co. 6.5% 11/15/23	575,000	559,906

TOTAL PUBLISHING/PRINTING		9,336,119

Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (a)	1,050,000	1,072,313
5.25% 6/1/26 (a)	1,050,000	1,065,750
Yum! Brands, Inc. 5.35% 11/1/43	970,000	797,825

TOTAL RESTAURANTS		2,935,888

Services - 3.8%
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	2,000,000	1,680,000
APX Group, Inc.:
6.375% 12/1/19	17,090,000	17,581,338
7.875% 12/1/22	3,045,000	3,296,213
8.75% 12/1/20	9,315,000	9,384,863
Aramark Services, Inc.:
4.75% 6/1/26 (a)	3,605,000	3,568,950
5.125% 1/15/24 (a)	1,475,000	1,521,094
Garda World Security Corp.:
7.25% 11/15/21 (a)	2,230,000	2,073,900
7.25% 11/15/21 (a)	3,715,000	3,454,950
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (a)	390,000	397,800
The ServiceMaster Co. 5.125% 11/15/24 (a)	1,745,000	1,771,175
United Rentals North America, Inc. 4.625% 7/15/23	795,000	810,900

TOTAL SERVICES		45,541,183

Steel - 0.5%
Steel Dynamics, Inc.:
5% 12/15/26 (a)	2,430,000	2,420,888
5.125% 10/1/21	3,030,000	3,160,108

TOTAL STEEL		5,580,996

Super Retail - 2.7%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	6,175,000	6,298,500
JC Penney Corp., Inc.:
5.65% 6/1/20	11,035,000	10,883,269
5.875% 7/1/23 (a)	1,781,000	1,836,656
7.4% 4/1/37	7,795,000	7,015,500
8.125% 10/1/19	995,000	1,074,600
L Brands, Inc.:
5.625% 10/15/23	1,065,000	1,147,538
6.875% 11/1/35	1,490,000	1,519,800
Netflix, Inc. 4.375% 11/15/26 (a)	2,120,000	2,056,400

TOTAL SUPER RETAIL		31,832,263

Technology - 6.7%
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (a)	1,245,000	1,332,150
Greeneden U.S. Holdings II LLC 10% 11/30/24 (a)	1,770,000	1,880,625
Lucent Technologies, Inc.:
6.45% 3/15/29	19,650,000	20,485,096
6.5% 1/15/28	3,265,000	3,371,113
Micron Technology, Inc.:
5.25% 8/1/23 (a)	1,695,000	1,701,356
5.25% 1/15/24 (a)	1,690,000	1,681,550
5.5% 2/1/25	210,000	208,950
5.625% 1/15/26 (a)	1,825,000	1,809,031
NCR Corp. 5% 7/15/22	1,640,000	1,672,800
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	675,000	694,406
6% 7/1/24 (a)	2,980,000	3,076,850
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	3,695,000	3,741,188
4.125% 6/1/21 (a)	4,450,000	4,594,625
4.625% 6/1/23 (a)	1,450,000	1,522,500
Open Text Corp. 5.875% 6/1/26 (a)	6,385,000	6,736,175
Qorvo, Inc.:
6.75% 12/1/23	5,640,000	6,204,000
7% 12/1/25	2,944,000	3,260,480
Sensata Technologies BV 5% 10/1/25 (a)	2,470,000	2,420,600
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	740,000	773,300
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	3,650,000	4,106,250
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (a)	1,560,000	1,068,600
VeriSign, Inc. 5.25% 4/1/25	1,520,000	1,558,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	6,135,000	6,472,425

TOTAL TECHNOLOGY		80,372,070

Telecommunications - 9.1%
Altice Financing SA:
6.5% 1/15/22 (a)	4,235,000	4,414,988
6.625% 2/15/23 (a)	2,595,000	2,666,363
7.5% 5/15/26 (a)	2,210,000	2,298,400
Altice Finco SA 7.625% 2/15/25 (a)	5,755,000	5,812,550
Columbus International, Inc. 7.375% 3/30/21 (a)	13,805,000	14,690,453
Intelsat Jackson Holdings SA 7.25% 10/15/20	1,070,000	829,250
MetroPCS Wireless, Inc. 6.625% 11/15/20	2,025,000	2,070,563
Millicom International Cellular SA 6% 3/15/25 (a)	4,980,000	4,892,850
Neptune Finco Corp.:
10.125% 1/15/23 (a)	3,775,000	4,360,125
10.875% 10/15/25 (a)	4,200,000	4,998,000
Sable International Finance Ltd. 6.875% 8/1/22 (a)	7,215,000	7,503,600
SBA Communications Corp. 4.875% 9/1/24 (a)	5,765,000	5,692,938
SFR Group SA 6% 5/15/22 (a)	4,540,000	4,659,175
Sprint Capital Corp. 6.875% 11/15/28	4,795,000	4,735,063
Sprint Communications, Inc. 6% 11/15/22	4,060,000	4,090,450
Sprint Corp.:
7.25% 9/15/21	3,890,000	4,133,125
7.625% 2/15/25	7,015,000	7,374,519
7.875% 9/15/23	4,565,000	4,873,138
T-Mobile U.S.A., Inc. 6.625% 4/1/23	7,890,000	8,363,400
Telecom Italia Capital SA:
6% 9/30/34	3,599,000	3,329,075
6.375% 11/15/33	1,470,000	1,411,200
Telesat Canada/Telesat LLC 8.875% 11/15/24 (a)	1,015,000	1,058,138
Wind Acquisition Finance SA:
4.75% 7/15/20 (a)	1,880,000	1,894,100
7.375% 4/23/21 (a)	1,740,000	1,809,600
Zayo Group LLC/Zayo Capital, Inc. 6.375% 5/15/25	1,765,000	1,844,425

TOTAL TELECOMMUNICATIONS		109,805,488

Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	3,805,000	3,234,250
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	1,465,000	1,384,425

TOTAL TRANSPORTATION EX AIR/RAIL		4,618,675

Utilities - 3.9%
Calpine Corp. 5.25% 6/1/26 (a)	2,855,000	2,812,175
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	4,377,000	4,464,540
Dynegy, Inc. 7.625% 11/1/24	6,585,000	6,074,663
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	3,046,000	2,918,434
7% 6/15/23	5,750,000	5,548,750
NRG Energy, Inc. 6.625% 1/15/27 (a)	1,230,000	1,162,350
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	11,630,839	12,546,767
PPL Energy Supply LLC 6.5% 6/1/25	1,105,000	853,613
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	6,165,000	5,841,338
The AES Corp.:
3.9307% 6/1/19 (b)	817,000	817,000
4.875% 5/15/23	1,300,000	1,284,010
6% 5/15/26	2,260,000	2,293,900

TOTAL UTILITIES		46,617,540

TOTAL NONCONVERTIBLE BONDS
(Cost $919,768,983)		939,091,615
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Southwestern Energy Co. (d)	8,826	95,497
Healthcare - 0.0%
HealthSouth Corp. warrants 1/17/17 (d)	1,922	1,345
Telecommunications - 0.0%
CUI Acquisition Corp. Class E, (d)	1	35,011
TOTAL COMMON STOCKS
(Cost $1,291,808)		131,853

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $2,641,725)	149,000	3,795,030
	Principal Amount	Value

Bank Loan Obligations - 10.1%
Aerospace - 0.5%
TransDigm, Inc.:
Tranche D, term loan 3.9828% 6/4/21 (b)	1,725,750	1,737,347
Tranche F, term loan 3.77% 6/9/23 (b)	4,573,509	4,616,957

TOTAL AEROSPACE		6,354,304

Air Transportation - 0.4%
American Airlines, Inc.:
Tranche B, term loan 3.25% 10/10/21 (b)	2,365,859	2,378,800
Tranche B, term loan 3.25% 12/14/23 (b)	2,460,000	2,471,685

TOTAL AIR TRANSPORTATION		4,850,485

Broadcasting - 0.2%
Nielsen Finance LLC Tranche B 3LN, term loan 3.1542% 10/4/23 (b)	2,065,000	2,086,517
Building Materials - 0.6%
GYP Holdings III Corp. Tranche B, term loan 4.5% 4/1/21 (b)	4,208,820	4,242,154
HD Supply, Inc. Tranche B, term loan 3.7482% 10/17/23 (b)	3,526,163	3,549,682

TOTAL BUILDING MATERIALS		7,791,836

Cable/Satellite TV - 0.5%
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	3,057,338	3,087,361
Ziggo Secured Finance Partnership Tranche D, term loan 3.7039% 8/31/24 (b)	2,430,000	2,447,204

TOTAL CABLE/SATELLITE TV		5,534,565

Chemicals - 0.0%
Kraton Polymers LLC Tranche B, term loan 6% 1/6/22 (b)	85,000	85,896
Containers - 0.9%
Anchor Glass Container Corp.:
Tranche 2LN, term loan 8.75% 12/7/24 (b)	650,000	660,563
Tranche B 1LN, term loan 4.25% 12/7/23 (b)	1,340,000	1,349,635
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	3,840,375	3,887,496
Signode Packaging Systems, Inc. Tranche B, term loan 4% 5/1/21 (b)	5,153,270	5,191,919

TOTAL CONTAINERS		11,089,613

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	1,575,000	1,472,625
Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	393,000	388,088

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,860,713

Energy - 0.2%
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	2,373,048	2,316,688
Food & Drug Retail - 0.0%
Albertson's LLC term loan 4.0614% 6/22/23 (b)	521,905	528,209
Food/Beverage/Tobacco - 0.1%
Chobani LLC Tranche B, term loan 5.25% 10/7/23 (b)	1,325,000	1,343,219
Gaming - 0.3%
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	3,650,500	3,693,868
Healthcare - 0.9%
Envision Healthcare Corp. Tranche B, term loan 4% 12/1/23 (b)	3,340,000	3,371,329
Horizon Pharmaceuticals, Inc. term loan 5.5% 5/7/21 (b)	210,000	209,345
InVentiv Health, Inc. Tranche B, term loan 4.75% 11/9/23 (b)	3,485,000	3,513,612
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.52% 10/20/18 (b)	1,334,849	1,330,017
Tranche BD 2LN, term loan 5% 2/13/19 (b)	2,308,995	2,305,531

TOTAL HEALTHCARE		10,729,834

Hotels - 0.1%
Four Seasons Holdings, Inc. Tranche B, term loan 3.75% 11/30/23 (b)	715,000	722,658
Metals/Mining - 0.2%
Murray Energy Corp. Tranche B 2LN, term loan 8.25% 4/16/20 (b)	2,144,351	2,043,845
Publishing/Printing - 0.4%
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	616,900	616,999
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	3,602,961	3,601,448

TOTAL PUBLISHING/PRINTING		4,218,447

Services - 1.4%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	3,427,601	3,337,626
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	4,384,400	4,369,537
Garda World Security Corp.:
term loan 4.0045% 11/8/20 (b)	3,008,028	3,008,028
Tranche DD, term loan 4.0045% 11/8/20 (b)	843,166	843,166
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	2,631,723	2,611,985
Xerox Business Services LLC Tranche B, term loan 6.25% 12/7/23 (b)	2,505,000	2,533,181

TOTAL SERVICES		16,703,523

Super Retail - 0.3%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	2,462,594	2,471,828
PetSmart, Inc. term loan 4% 3/11/22 (b)	1,558,136	1,562,031

TOTAL SUPER RETAIL		4,033,859

Technology - 2.0%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	2,295,000	2,276,824
Compuware Corp. term loan 9.25% 12/15/22 (b)	2,600,000	2,600,000
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	2,048,832	2,054,691
Kronos, Inc. term loan:
5% 11/1/23 (b)	4,185,000	4,234,048
9.25% 11/1/24 (b)	1,045,000	1,075,702
Quest Software U.S. Holdings, Inc. Tranche B, term loan 7% 10/31/22 (b)	1,655,000	1,674,661
Rackspace Hosting, Inc. term loan 4.5% 11/3/23 (b)	600,000	607,248
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	2,198,698	2,226,182
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	6,812,925	6,821,441

TOTAL TECHNOLOGY		23,570,797

Telecommunications - 0.8%
GTT Communications, Inc. Tranche B, term loan 12/12/23 (e)	85,000	86,169
LTS Buyer LLC Tranche B 1LN, term loan 4.2482% 4/11/20 (b)	3,577,301	3,594,079
Polycom, Inc. Tranche B, term loan 7.5% 9/27/23 (b)	3,413,804	3,426,606
Radiate Holdco LLC Tranche B, term loan 12/8/23 (e)	3,060,000	3,078,697

TOTAL TELECOMMUNICATIONS		10,185,551

Utilities - 0.1%
Calpine Corp. Tranche B, term loan 2.52% 11/30/17 (b)	1,680,000	1,684,906
TOTAL BANK LOAN OBLIGATIONS
(Cost $118,695,225)		121,429,333

Preferred Securities - 5.3%
Banks & Thrifts - 5.1%
Bank of America Corp. 6.25% (b)(f)	1,550,000	1,581,578
Barclays Bank PLC 7.625% 11/21/22	15,315,000	16,940,474
Barclays PLC:
6.625% (b)(f)	6,035,000	5,669,885
8.25% (b)(f)	2,435,000	2,542,675
BNP Paribas SA 7.375% (a)(b)(f)	2,955,000	3,053,251
Citigroup, Inc.:
5.95% (b)(f)	1,250,000	1,244,281
5.95% (b)(f)	1,775,000	1,841,428
6.125% (b)(f)	4,250,000	4,432,547
Credit Agricole SA:
6.625% (a)(b)(f)	12,405,000	12,109,963
7.875% (a)(b)(f)	2,125,000	2,150,625
JPMorgan Chase & Co.:
5.3% (b)(f)	840,000	864,772
6% (b)(f)	2,205,000	2,268,274
Royal Bank of Scotland Group PLC:
7.5% (b)(f)	4,220,000	4,000,208
8.625% (b)(f)	2,065,000	2,107,289

TOTAL BANKS & THRIFTS		60,807,250

Diversified Financial Services - 0.2%
American Express Co. 4.9% (b)(f)	3,255,000	3,135,765
TOTAL PREFERRED SECURITIES
(Cost $62,900,186)		63,943,015
	Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 0.60% (g)
(Cost $61,153,109)	61,143,936	61,156,165
TOTAL INVESTMENT PORTFOLIO - 99.0%
(Cost $1,166,451,036)		1,189,547,011
NET OTHER ASSETS (LIABILITIES) - 1.0%		11,928,937
NET ASSETS - 100%		$1,201,475,948

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $521,177,385 or 43.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Non-income producing

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$219,032
Total	$219,032

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$3,890,527	$3,890,527	$--	$--
Health Care	1,345	1,345	--	--
Telecommunication Services	35,011	--	--	35,011
Corporate Bonds	939,091,615	--	939,091,615	--
Bank Loan Obligations	121,429,333	--	121,429,333	--
Preferred Securities	63,943,015	--	63,943,015	--
Money Market Funds	61,156,165	61,156,165	--	--
Total Investments in Securities:	$1,189,547,011	$65,048,037	$1,124,463,963	$35,011

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.4%
Canada	4.5%
Luxembourg	4.5%
United Kingdom	4.0%
Cayman Islands	2.7%
Netherlands	2.1%
France	1.9%
Austria	1.7%
Ireland	1.2%
Barbados	1.2%
Bermuda	1.2%
Multi-National	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,105,297,927)	$1,128,390,846
Fidelity Central Funds (cost $61,153,109)	61,156,165
Total Investments (cost $1,166,451,036)		$1,189,547,011
Cash		1,122,644
Receivable for investments sold		112,271
Receivable for fund shares sold		328,306
Dividends receivable		116,406
Interest receivable		15,816,424
Distributions receivable from Fidelity Central Funds		22,160
Prepaid expenses		2,372
Total assets		1,207,067,594
Liabilities
Payable for investments purchased	$4,171,192
Payable for fund shares redeemed	600,805
Accrued management fee	560,543
Distribution and service plan fees payable	46,502
Other affiliated payables	116,777
Other payables and accrued expenses	95,827
Total liabilities		5,591,646
Net Assets		$1,201,475,948
Net Assets consist of:
Paid in capital		$1,285,852,514
Undistributed net investment income		10,333,686
Accumulated undistributed net realized gain (loss) on investments		(117,806,227)
Net unrealized appreciation (depreciation) on investments		23,095,975
Net Assets		$1,201,475,948
Initial Class:
Net Asset Value, offering price and redemption price per share ($457,619,923 ÷ 85,063,595 shares)		$5.38
Service Class:
Net Asset Value, offering price and redemption price per share ($84,944,770 ÷ 15,896,706 shares)		$5.34
Service Class 2:
Net Asset Value, offering price and redemption price per share ($189,178,990 ÷ 36,346,006 shares)		$5.20
Investor Class:
Net Asset Value, offering price and redemption price per share ($469,732,265 ÷ 87,698,517 shares)		$5.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$5,717,419
Interest		72,686,436
Income from Fidelity Central Funds		219,032
Total income		78,622,887
Expenses
Management fee	$6,550,411
Transfer agent fees	945,605
Distribution and service plan fees	565,330
Accounting fees and expenses	408,928
Custodian fees and expenses	19,733
Independent trustees' fees and expenses	5,094
Audit	104,714
Legal	9,008
Miscellaneous	9,842
Total expenses before reductions	8,618,665
Expense reductions	(6,155)	8,612,510
Net investment income (loss)		70,010,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(52,049,998)
Fidelity Central Funds	5,028
Total net realized gain (loss)		(52,044,970)
Change in net unrealized appreciation (depreciation) on investment securities		143,352,250
Net gain (loss)		91,307,280
Net increase (decrease) in net assets resulting from operations		$161,317,657

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$70,010,377	$74,112,311
Net realized gain (loss)	(52,044,970)	(34,846,782)
Change in net unrealized appreciation (depreciation)	143,352,250	(75,703,629)
Net increase (decrease) in net assets resulting from operations	161,317,657	(36,438,100)
Distributions to shareholders from net investment income	(61,629,096)	(74,758,068)
Distributions to shareholders from tax return of capital	–	(1,702,445)
Total distributions	(61,629,096)	(76,460,513)
Share transactions - net increase (decrease)	31,318,507	(71,055,257)
Redemption fees	–	4,877
Total increase (decrease) in net assets	131,007,068	(183,948,993)
Net Assets
Beginning of period	1,070,468,880	1,254,417,873
End of period	$1,201,475,948	$1,070,468,880
Other Information
Undistributed net investment income end of period	$10,333,686	$3,178,165

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$4.95	$5.52	$5.80	$5.81	$5.39
Income from Investment Operations
Net investment income (loss)A	.320	.333	.317	.330	.361
Net realized and unrealized gain (loss)	.402	(.531)	(.251)	.014	.405
Total from investment operations	.722	(.198)	.066	.344	.766
Distributions from net investment income	(.292)	(.364)	(.347)	(.354)	(.346)
Tax return of capital	–	(.008)	–	–	–
Total distributions	(.292)	(.372)	(.347)	(.354)	(.346)
Redemption fees added to paid in capitalA	–	–B	.001	–B	–B
Net asset value, end of period	$5.38	$4.95	$5.52	$5.80	$5.81
Total ReturnC,D	14.61%	(3.63)%	1.16%	5.95%	14.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.68%	.68%	.68%	.68%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.68%	.68%
Expenses net of all reductions	.68%	.68%	.68%	.68%	.68%
Net investment income (loss)	6.05%	5.94%	5.31%	5.55%	6.22%
Supplemental Data
Net assets, end of period (000 omitted)	$457,620	$437,798	$493,390	$587,376	$606,506
Portfolio turnover rateG	73%	69%	79%	85%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$4.92	$5.49	$5.77	$5.78	$5.36
Income from Investment Operations
Net investment income (loss)A	.311	.324	.309	.323	.353
Net realized and unrealized gain (loss)	.395	(.528)	(.248)	.015	.407
Total from investment operations	.706	(.204)	.061	.338	.760
Distributions from net investment income	(.286)	(.358)	(.342)	(.348)	(.340)
Tax return of capital	–	(.008)	–	–	–
Total distributions	(.286)	(.366)	(.342)	(.348)	(.340)
Redemption fees added to paid in capitalA	–	–B	.001	–B	–B
Net asset value, end of period	$5.34	$4.92	$5.49	$5.77	$5.78
Total ReturnC,D	14.37%	(3.76)%	1.07%	5.87%	14.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.78%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.77%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.77%	.78%
Net investment income (loss)	5.95%	5.84%	5.22%	5.46%	6.13%
Supplemental Data
Net assets, end of period (000 omitted)	$84,945	$73,313	$59,961	$68,982	$77,397
Portfolio turnover rateG	73%	69%	79%	85%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$4.80	$5.36	$5.64	$5.66	$5.26
Income from Investment Operations
Net investment income (loss)A	.296	.309	.294	.307	.338
Net realized and unrealized gain (loss)	.383	(.514)	(.244)	.014	.396
Total from investment operations	.679	(.205)	.050	.321	.734
Distributions from net investment income	(.279)	(.347)	(.331)	(.341)	(.334)
Tax return of capital	–	(.008)	–	–	–
Total distributions	(.279)	(.355)	(.331)	(.341)	(.334)
Redemption fees added to paid in capitalA	–	–B	.001	–B	–B
Net asset value, end of period	$5.20	$4.80	$5.36	$5.64	$5.66
Total ReturnC,D	14.17%	(3.87)%	.90%	5.70%	13.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.93%	.93%	.93%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.92%	.93%
Expenses net of all reductions	.93%	.93%	.93%	.92%	.93%
Net investment income (loss)	5.80%	5.68%	5.06%	5.31%	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$189,179	$160,639	$190,873	$280,444	$281,065
Portfolio turnover rateG	73%	69%	79%	85%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$4.93	$5.50	$5.78	$5.79	$5.37
Income from Investment Operations
Net investment income (loss)A	.317	.329	.314	.327	.358
Net realized and unrealized gain (loss)	.403	(.529)	(.250)	.016	.407
Total from investment operations	.720	(.200)	.064	.343	.765
Distributions from net investment income	(.290)	(.362)	(.345)	(.353)	(.345)
Tax return of capital	–	(.008)	–	–	–
Total distributions	(.290)	(.370)	(.345)	(.353)	(.345)
Redemption fees added to paid in capitalA	–	–B	.001	–B	–B
Net asset value, end of period	$5.36	$4.93	$5.50	$5.78	$5.79
Total ReturnC,D	14.64%	(3.68)%	1.12%	5.95%	14.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.71%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.71%	.71%
Expenses net of all reductions	.71%	.71%	.71%	.71%	.71%
Net investment income (loss)	6.02%	5.90%	5.28%	5.52%	6.20%
Supplemental Data
Net assets, end of period (000 omitted)	$469,732	$398,719	$448,590	$499,630	$438,772
Portfolio turnover rateG	73%	69%	79%	85%	55%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period April 14, 2004 through April 30, 2015, and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For the period ended December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$43,795,483
Gross unrealized depreciation	(18,386,839)
Net unrealized appreciation (depreciation) on securities	$25,408,644
Tax Cost	$1,164,138,367

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,273,463
Capital loss carryforward	$(116,058,188)
Net unrealized appreciation (depreciation) on securities and other investments	$25,408,644

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(32,444,141)
No expiration
Short-term	(31,672,696)
Long-term	(51,941,351)
Total no expiration	(83,614,047)
Total capital loss carryforward	$(116,058,188)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$61,629,096	$ 74,758,068
Tax Return of Capital	–	1,702,445
Total	$61,629,096	$ 76,460,513

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $845,685,584 and $804,687,868, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$88,203
Service Class 2	477,127
$565,330

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07%(.10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$304,192
Service Class	59,978
Service Class 2	129,779
Investor Class	451,656
$945,605

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,975 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,597.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,502.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$23,586,857	$30,271,360
Service Class	4,321,010	5,021,552
Service Class 2	9,639,796	11,158,618
Initial Class R	–	66,398
Service Class R	–	141,656
Service Class 2R	–	16,973
Investor Class	24,081,433	28,081,511
Total	$61,629,096	$74,758,068
Tax Return of Capital
Initial Class	$–	$689,361
Service Class	–	114,354
Service Class 2	–	254,112
Initial Class R	–	1,512
Service Class R	–	3,226
Service Class 2R	–	387
Investor Class	–	639,493
Total	$–	$1,702,445

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	9,401,861	13,536,727	$49,415,288	$76,672,620
Reinvestment of distributions	4,400,533	6,201,148	23,586,857	30,960,721
Shares redeemed	(17,109,109)	(20,735,059)	(90,347,202)	(116,078,980)
Net increase (decrease)	(3,306,715)	(997,184)	$(17,345,057)	$(8,445,639)
Service Class
Shares sold	7,556,884	12,073,949	$37,266,654	$68,857,945
Reinvestment of distributions	812,220	1,036,172	4,321,010	5,135,906
Shares redeemed	(7,368,588)	(9,143,701)	(38,556,019)	(51,198,724)
Net increase (decrease)	1,000,516	3,966,420	$3,031,645	$22,795,127
Service Class 2
Shares sold	29,130,411	36,910,424	$144,750,387	$200,274,021
Reinvestment of distributions	1,860,964	2,353,211	9,639,796	11,412,730
Shares redeemed	(28,095,349)	(41,437,258)	(143,680,685)	(225,020,406)
Net increase (decrease)	2,896,026	(2,173,623)	$10,709,498	$(13,333,655)
Initial Class R
Shares sold	–	193,583	$–	$1,076,984
Reinvestment of distributions	–	12,170	–	67,910
Shares redeemed	–	(5,091,711)	–	(29,179,152)
Net increase (decrease)	–	(4,885,958)	$–	$(28,034,258)
Service Class R
Shares sold	–	5,079,109	$–	$27,805,540
Reinvestment of distributions	–	26,152	–	144,882
Shares redeemed	–	(10,664,423)	–	(60,715,382)
Net increase (decrease)	–	(5,559,162)	$–	$(32,764,960)
Service Class 2R
Shares sold	–	614,607	$–	$3,317,430
Reinvestment of distributions	–	3,185	–	17,360
Shares redeemed	–	(1,439,867)	–	(8,022,465)
Net increase (decrease)	–	(822,075)	$–	$(4,687,675)
Investor Class
Shares sold	17,104,429	13,320,286	$88,796,463	$74,226,245
Reinvestment of distributions	4,518,093	5,775,386	24,081,433	28,721,004
Shares redeemed	(14,741,065)	(19,855,536)	(77,955,475)	(109,531,446)
Net increase (decrease)	6,881,457	(759,864)	$34,922,421	$(6,584,197)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 45% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 14% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 169 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.67%
Actual		$1,000.00	$1,074.40	$3.49
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Service Class	.77%
Actual		$1,000.00	$1,071.80	$4.01
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Service Class 2.92%
Actual		$1,000.00	$1,072.40	$4.79
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Investor Class	.71%
Actual		$1,000.00	$1,074.50	$3.70
Hypothetical-C		$1,000.00	$1,021.57	$3.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP High Income Portfolio

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2015 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2015 and the total expense ratio of Service Class 2 ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPHI-ANN-0217
1.540029.119

Fidelity® Variable Insurance Products: Overseas Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	(5.06)%	7.33%	1.08%
Service Class	(5.12)%	7.22%	0.98%
Service Class 2	(5.32)%	7.05%	0.83%
Investor Class	(5.14)%	7.23%	0.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,136	VIP Overseas Portfolio - Initial Class
$10,941	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities gained 4.68% in 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies. The U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely from mid-February until the U.K.’s late-June vote to exit the European Union (Brexit) touched off near-tumult in global markets. After a sharp initial rebound, the MSCI index traced a generally upward arc through year-end, with only a modest retreat in the fourth quarter. Regionally, Canada (+25%) and emerging markets (+12%) benefited from rising commodity prices. Meanwhile, Japan (+3%) lagged the index and the rest of the Asia Pacific group (+6%). Europe (+1%) and the U.K. (-1%) were beset by Brexit stress. Among sectors, energy (+32%) and materials (+28%) overcame early-2016 lows. Information technology (+11%) also performed well. Financials (+5%) benefited from rising interest rates, which conversely proved a drag on the recently created real estate sector (+2%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-13%) suffered amid political and regulatory uncertainty both before and after the U.S. presidential election.

Comments from former Portfolio Manager Graeme Rockett:  For the year, the fund’s share classes returned roughly -5%, trailing the 1.21% return of the benchmark MSCI EAFE Index. Versus the benchmark, unfavorable security selection in the U.K. and Europe hurt most, especially in the Brexit aftermath. The fund’s biggest individual detractor was an out-of-benchmark position in Howden Joinery Group, a London-based supplier of kitchen cabinetry, appliances, and other products. Between Brexit, which hurt domestically focused firms the hardest, pressure on growth prospects and a subsequent analyst downgrade, our position returned -36% for the year. The second-largest relative detractor was Next Co. Shares of this Japan-based online real estate services firm returned -34% this period. Our overweighted stake in Novo Nordisk, the Denmark-based supplier of insulin and diabetes-related treatments, also hurt, as the stock was hampered due to concerns regarding pricing pressure in the U.S. market. Conversely, overweighting technology and underweighting utilities helped. The largest individual relative contributor was Chinese social-media firm Tencent Holdings. Our position gained 39% for the period, boosted by a positive earnings announcement and associated consensus earnings upgrades. Our investments in Japan-based drug store operator Welcia Holdings and South Africa-based internet and media company Naspers also helped, as each stock gained following a series of positive earnings results. All three contributors were out-of-benchmark holdings. Some of the stocks mentioned were no longer held as of December 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 10, 2016, Vincent Montemaggiore became Lead Portfolio Manager of the fund, succeeding Graeme Rockett, who transitioned to Co-Manager, and Andrew Sergeant also was named Co-Manager. Graeme Rockett retired from Fidelity on December 31, 2016.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
Japan	20.6%
United Kingdom	20.0%
Germany	9.7%
France	8.9%
Switzerland	6.2%
Sweden	5.2%
United States of America*	4.5%
Netherlands	3.2%
Bailiwick of Jersey	2.4%
Other	19.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2016
Japan	21.3%
United States of America*	15.2%
United Kingdom	13.9%
France	9.1%
Germany	6.2%
Switzerland	5.3%
Cayman Islands	3.4%
Denmark	2.5%
Bailiwick of Jersey	2.5%
Other	20.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.7	95.7
Short-Term Investments and Net Other Assets (Liabilities)	0.3	4.3

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.4	2.6
Total SA (France, Oil, Gas & Consumable Fuels)	1.6	1.2
Sanofi SA (France, Pharmaceuticals)	1.5	2.0
Bayer AG (Germany, Pharmaceuticals)	1.5	0.4
SAP AG (Germany, Software)	1.4	1.0
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.3	0.0
KBC Groep NV (Belgium, Banks)	1.2	0.3
Fresenius SE & Co. KGaA (Germany, Health Care Providers & Services)	1.2	0.0
UBS Group AG (Switzerland, Capital Markets)	1.1	0.5
	14.5

Top Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	12.3
Health Care	15.0	13.6
Consumer Discretionary	13.5	24.0
Consumer Staples	13.4	11.7
Industrials	12.5	6.6
Information Technology	11.3	16.3
Materials	6.3	3.4
Energy	3.1	4.7
Telecommunication Services	1.6	3.0
Real Estate	1.1	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 1.6%
Amcor Ltd.	1,107,447	$11,947,877
Aub Group Ltd.	837,077	6,342,804
Pact Group Holdings Ltd.	799,995	3,896,886

TOTAL AUSTRALIA		22,187,567

Austria - 0.4%
Andritz AG	107,600	5,402,181
Bailiwick of Guernsey - 0.1%
Burford Capital Ltd.	264,300	1,864,766
Bailiwick of Jersey - 2.4%
IWG PLC	1,685,400	5,109,634
Sanne Group PLC	745,473	5,374,517
Wolseley PLC	171,958	10,497,380
WPP PLC	623,400	13,872,785

TOTAL BAILIWICK OF JERSEY		34,854,316

Belgium - 2.3%
Anheuser-Busch InBev SA NV	154,418	16,344,212
KBC Groep NV	274,355	16,990,092

TOTAL BELGIUM		33,334,304

Bermuda - 0.9%
IHS Markit Ltd. (a)	361,124	12,787,401
Canada - 0.6%
Constellation Software, Inc.	18,300	8,315,790
Denmark - 1.6%
NNIT A/S	177,163	5,117,345
Novo Nordisk A/S Series B	370,600	13,294,233
Scandinavian Tobacco Group A/S	250,598	4,218,917

TOTAL DENMARK		22,630,495

France - 8.9%
ALTEN	108,300	7,606,213
Amundi SA	196,900	10,306,341
AXA SA	484,420	12,211,646
Capgemini SA	126,800	10,698,103
Christian Dior SA	51,300	10,759,688
Maisons du Monde SA	280,800	7,402,904
Publicis Groupe SA	171,784	11,853,303
Sanofi SA	265,350	21,457,571
Sodexo SA	101,352	11,650,350
Total SA	452,761	23,223,057

TOTAL FRANCE		127,169,176

Germany - 8.6%
adidas AG	66,700	10,542,295
Axel Springer Verlag AG	193,900	9,415,541
Bayer AG	199,606	20,795,641
CompuGroup Medical AG	127,400	5,222,821
Deutsche Post AG	495,890	16,304,626
Fresenius Medical Care AG & Co. KGaA	102,700	8,680,296
Fresenius SE & Co. KGaA	215,386	16,836,678
mutares AG	119,800	1,438,256
ProSiebenSat.1 Media AG	216,072	8,317,037
SAP AG	234,079	20,249,009
Wirecard AG (b)	110,600	4,760,540

TOTAL GERMANY		122,562,740

Hong Kong - 1.6%
AIA Group Ltd.	2,635,800	14,765,332
Techtronic Industries Co. Ltd.	2,160,000	7,729,511

TOTAL HONG KONG		22,494,843

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	9,126,600	7,908,930
Ireland - 2.1%
Kerry Group PLC Class A	130,000	9,291,742
Kingspan Group PLC (Ireland)	216,800	5,887,935
Medtronic PLC	128,400	9,145,932
United Drug PLC (United Kingdom)	630,251	5,192,382

TOTAL IRELAND		29,517,991

Isle of Man - 0.2%
Playtech Ltd.	270,938	2,758,047
Israel - 0.6%
Frutarom Industries Ltd.	174,400	8,923,622
Italy - 1.6%
Banca Generali SpA	323,300	7,711,691
OVS	941,600	4,737,818
Recordati SpA	216,900	6,146,369
Reply SpA	40,316	5,007,759

TOTAL ITALY		23,603,637

Japan - 20.6%
Ai Holdings Corp.	374,300	7,442,765
Arc Land Sakamoto Co. Ltd.	297,800	3,462,761
Arcland Service Holdings Co. Ltd.	237,700	5,841,064
Astellas Pharma, Inc.	994,700	13,799,825
Bridgestone Corp.	258,500	9,320,376
Broadleaf Co. Ltd.	9,500	51,371
Daiichikosho Co. Ltd.	168,800	6,672,565
Daito Trust Construction Co. Ltd.	80,800	12,153,703
Dentsu, Inc.	202,800	9,543,529
GMO Internet, Inc.	428,400	5,476,189
Hoya Corp.	332,000	13,950,391
Iriso Electronics Co. Ltd.	52,200	2,987,962
Japan Tobacco, Inc.	288,400	9,485,430
Kaken Pharmaceutical Co. Ltd.	96,700	5,129,754
KDDI Corp.	453,700	11,457,276
Keyence Corp.	16,420	11,267,457
KOMEDA Holdings Co. Ltd.	293,500	4,585,506
Leopalace21 Corp.	511,900	2,829,411
Miraca Holdings, Inc.	139,800	6,279,786
Miroku Jyoho Service Co., Ltd.	121,300	1,868,150
Misumi Group, Inc.	382,300	6,293,435
Morinaga & Co. Ltd.	112,400	4,688,342
Nabtesco Corp.	330,000	7,677,176
Nakanishi, Inc.	202,400	7,827,576
Nippon Paint Holdings Co. Ltd.	242,400	6,605,724
Nitori Holdings Co. Ltd.	86,800	9,922,122
NOF Corp.	415,000	3,994,652
OBIC Co. Ltd.	122,600	5,360,308
Olympus Corp.	451,800	15,617,301
ORIX Corp.	1,194,100	18,635,623
Otsuka Corp.	101,300	4,732,389
Recruit Holdings Co. Ltd.	198,500	7,965,476
San-A Co. Ltd.	158,300	7,666,122
Shinsei Bank Ltd.	5,269,000	8,836,141
Ship Healthcare Holdings, Inc.	253,700	6,512,086
Software Service, Inc.	3,200	154,148
Sundrug Co. Ltd.	64,700	4,478,486
The Suruga Bank Ltd.	235,500	5,257,065
Tsuruha Holdings, Inc.	92,400	8,775,529
VT Holdings Co. Ltd.	368,400	1,818,753
Welcia Holdings Co. Ltd. (b)	119,500	7,300,364

TOTAL JAPAN		293,724,089

Luxembourg - 0.2%
Eurofins Scientific SA	8,300	3,538,483
Malta - 0.5%
Kambi Group PLC (a)(b)	453,700	6,660,634
Netherlands - 3.2%
IMCD Group BV	245,400	10,459,389
ING Groep NV (Certificaten Van Aandelen)	1,159,099	16,318,669
Intertrust NV	272,400	4,794,324
Koninklijke Philips Electronics NV	459,700	14,053,909

TOTAL NETHERLANDS		45,626,291

New Zealand - 0.7%
EBOS Group Ltd.	343,309	3,982,896
Trade Maine Group Ltd.	1,673,541	5,824,671

TOTAL NEW ZEALAND		9,807,567

Norway - 0.6%
Statoil ASA	453,000	8,268,013
Panama - 0.4%
Copa Holdings SA Class A	59,327	5,388,671
Portugal - 0.6%
NOS SGPS SA	1,444,700	8,574,064
Spain - 1.6%
Amadeus IT Holding SA Class A	317,341	14,420,895
Grifols SA ADR	567,600	9,121,332

TOTAL SPAIN		23,542,227

Sweden - 5.2%
Addlife AB (a)	91,268	1,357,409
Alfa Laval AB	424,100	7,019,766
HEXPOL AB (B Shares)	906,300	8,390,930
Indutrade AB	227,100	4,561,642
Nordea Bank AB	1,424,600	15,840,008
Svenska Cellulosa AB (SCA) (B Shares)	472,900	13,355,561
Svenska Handelsbanken AB (A Shares)	797,500	11,081,981
Swedbank AB (A Shares)	542,091	13,108,099

TOTAL SWEDEN		74,715,396

Switzerland - 6.2%
Credit Suisse Group AG	801,169	11,449,533
Julius Baer Group Ltd.	229,240	10,155,728
Nestle SA	470,399	33,698,253
Sika AG	1,468	7,052,397
Syngenta AG (a)	24,667	9,773,054
UBS Group AG	1,050,133	16,448,612

TOTAL SWITZERLAND		88,577,577

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,224,000	6,808,301
United Kingdom - 20.0%
Aon PLC	64,200	7,160,226
Ascential PLC	1,275,919	4,244,023
Booker Group PLC	2,871,300	6,210,226
British American Tobacco PLC (United Kingdom)	326,670	18,514,161
BT Group PLC	2,486,120	11,241,428
Cineworld Group PLC	1,201,000	8,362,635
Close Brothers Group PLC	410,300	7,306,696
Coca-Cola European Partners PLC	180,500	5,667,700
Compass Group PLC	519,709	9,605,033
Cranswick PLC	131,100	3,785,530
Dechra Pharmaceuticals PLC	134,700	2,232,758
Diageo PLC	526,236	13,655,747
Diploma PLC	610,800	7,821,072
Equiniti Group PLC	1,496,000	3,595,157
Essentra PLC	1,636	9,295
Exova Group Ltd. PLC	2,410,700	5,644,799
Hikma Pharmaceuticals PLC	230,214	5,370,739
Howden Joinery Group PLC	1,141,200	5,397,820
IMI PLC	489,300	6,271,339
Intertek Group PLC	194,900	8,361,180
James Fisher and Sons PLC	271,700	5,223,552
Jardine Lloyd Thompson Group PLC	477,500	5,793,497
John Wood Group PLC	632,600	6,829,438
LivaNova PLC (a)	46,326	2,134,007
London Stock Exchange Group PLC	212,200	7,620,555
Melrose Industries PLC	3,563,209	8,683,793
Micro Focus International PLC	47,387	1,272,530
Prudential PLC	771,323	15,393,662
Reckitt Benckiser Group PLC	149,690	12,679,938
Rio Tinto PLC	367,569	14,033,050
Rolls-Royce Holdings PLC (c)	742,600	6,099,346
Rotork PLC	1,449,400	4,308,412
Schroders PLC	237,100	8,760,217
Shawbrook Group PLC (a)	970,200	3,251,039
Sinclair Pharma PLC (a)	2,437,384	1,013,793
Spectris PLC	251,600	7,171,962
Spirax-Sarco Engineering PLC	113,400	5,847,314
St. James's Place Capital PLC	768,500	9,603,588
Standard Life PLC	2,050,888	9,402,353
Victrex PLC	220,500	5,247,381
Volution Group PLC	2,529,495	5,026,726

TOTAL UNITED KINGDOM		285,853,717

United States of America - 4.2%
Alphabet, Inc. Class C (a)	16,036	12,376,906
Cognizant Technology Solutions Corp. Class A (a)	123,002	6,891,802
Fidelity National Information Services, Inc.	133,334	10,085,384
McKesson Corp.	29,300	4,115,185
Moody's Corp.	66,000	6,221,820
PPG Industries, Inc.	93,700	8,879,012
S&P Global, Inc.	110,686	11,903,172

TOTAL UNITED STATES OF AMERICA		60,473,281

TOTAL COMMON STOCKS
(Cost $1,365,104,831)		1,407,874,117

Nonconvertible Preferred Stocks - 1.1%
Germany - 1.1%
Henkel AG & Co. KGaA
(Cost $16,369,915)	126,124	15,035,571

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 0.60% (d)	2,018,931	2,019,335
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	5,610,861	5,611,422
TOTAL MONEY MARKET FUNDS
(Cost $7,630,695)		7,630,757
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $1,389,105,441)		1,430,540,445
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,920,209)
NET ASSETS - 100%		$1,427,620,236

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$80,228
Fidelity Securities Lending Cash Central Fund	1,122,932
Total	$1,203,160

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$190,718,968	$151,194,602	$39,524,366	$--
Consumer Staples	190,632,914	112,084,815	78,548,099	--
Energy	43,544,060	12,052,990	31,491,070	--
Financials	313,475,900	233,181,330	80,294,570	--
Health Care	214,026,737	135,999,171	78,027,566	--
Industrials	182,870,422	152,219,787	30,650,635	--
Information Technology	161,204,989	134,147,679	27,057,310	--
Materials	88,753,880	74,720,830	14,033,050	--
Real Estate	14,983,114	14,983,114	--	--
Telecommunication Services	22,698,704	11,241,428	11,457,276	--
Money Market Funds	7,630,757	7,630,757	--	--
Total Investments in Securities:	$1,430,540,445	$1,039,456,503	$391,083,942	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$7,108,465
Level 2 to Level 1	$195,429,024

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,385,992) — See accompanying schedule: Unaffiliated issuers (cost $1,381,474,746)	$1,422,909,688
Fidelity Central Funds (cost $7,630,695)	7,630,757
Total Investments (cost $1,389,105,441)		$1,430,540,445
Receivable for securities sold on a delayed delivery basis		2,903
Receivable for fund shares sold		2,079,663
Dividends receivable		3,146,318
Distributions receivable from Fidelity Central Funds		32,050
Prepaid expenses		2,922
Other receivables		156,142
Total assets		1,435,960,443
Liabilities
Payable to custodian bank	$1,788
Payable for investments purchased	319,458
Payable for fund shares redeemed	1,194,450
Accrued management fee	792,415
Distribution and service plan fees payable	72,259
Other affiliated payables	152,437
Other payables and accrued expenses	195,789
Collateral on Securities Loaned	5,611,611
Total liabilities		8,340,207
Net Assets		$1,427,620,236
Net Assets consist of:
Paid in capital		$1,468,864,179
Undistributed net investment income		13,342
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(82,462,826)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,205,541
Net Assets		$1,427,620,236
Initial Class:
Net Asset Value, offering price and redemption price per share ($702,945,697 ÷ 39,464,583 shares)		$17.81
Service Class:
Net Asset Value, offering price and redemption price per share ($118,443,954 ÷ 6,678,027 shares)		$17.74
Service Class 2:
Net Asset Value, offering price and redemption price per share ($302,443,407 ÷ 17,133,275 shares)		$17.65
Investor Class:
Net Asset Value, offering price and redemption price per share ($303,787,178 ÷ 17,111,262 shares)		$17.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$36,727,538
Income from Fidelity Central Funds		1,203,160
Income before foreign taxes withheld		37,930,698
Less foreign taxes withheld		(3,252,147)
Total income		34,678,551
Expenses
Management fee	$9,868,973
Transfer agent fees	1,215,176
Distribution and service plan fees	918,813
Accounting and security lending fees	670,641
Custodian fees and expenses	171,413
Independent trustees' fees and expenses	6,448
Depreciation in deferred trustee compensation account	(100)
Audit	90,803
Legal	9,854
Interest	2,342
Miscellaneous	12,345
Total expenses before reductions	12,966,708
Expense reductions	(64,454)	12,902,254
Net investment income (loss)		21,776,297
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,674,094
Fidelity Central Funds	7,951
Foreign currency transactions	(322,218)
Total net realized gain (loss)		70,359,827
Change in net unrealized appreciation (depreciation) on: Investment securities	(168,629,459)
Assets and liabilities in foreign currencies	(41,267)
Total change in net unrealized appreciation (depreciation)		(168,670,726)
Net gain (loss)		(98,310,899)
Net increase (decrease) in net assets resulting from operations		$(76,534,602)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,776,297	$22,548,726
Net realized gain (loss)	70,359,827	35,841,625
Change in net unrealized appreciation (depreciation)	(168,670,726)	(1,443,891)
Net increase (decrease) in net assets resulting from operations	(76,534,602)	56,946,460
Distributions to shareholders from net investment income	(20,406,573)	(20,746,591)
Distributions to shareholders from net realized gain	(2,536,025)	(1,618,331)
Total distributions	(22,942,598)	(22,364,922)
Share transactions - net increase (decrease)	(31,263,014)	(66,061,658)
Redemption fees	–	3,391
Total increase (decrease) in net assets	(130,740,214)	(31,476,729)
Net Assets
Beginning of period	1,558,360,450	1,589,837,179
End of period	$1,427,620,236	$1,558,360,450
Other Information
Undistributed net investment income end of period	$13,342	$–
Distributions in excess of net investment income end of period	$–	$(683,603)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.08	$18.70	$20.64	$16.09	$13.63
Income from Investment Operations
Net investment income (loss)A	.28	.29	.32B	.25	.29
Net realized and unrealized gain (loss)	(1.25)	.38	(1.98)	4.63	2.53
Total from investment operations	(.97)	.67	(1.66)	4.88	2.82
Distributions from net investment income	(.27)	(.27)	(.27)	(.26)	(.30)C
Distributions from net realized gain	(.03)	(.02)	(.01)	(.07)	(.06)C
Total distributions	(.30)	(.29)	(.28)	(.33)	(.36)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$17.81	$19.08	$18.70	$20.64	$16.09
Total ReturnE,F	(5.06)%	3.62%	(8.08)%	30.44%	20.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.80%	.82%	.84%	.85%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.84%	.85%
Expenses net of all reductions	.80%	.80%	.82%	.83%	.83%
Net investment income (loss)	1.56%	1.46%	1.62%B	1.41%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$702,946	$758,522	$726,566	$829,382	$659,258
Portfolio turnover rateI	102%	29%	39%	34%	41%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.00	$18.63	$20.56	$16.02	$13.58
Income from Investment Operations
Net investment income (loss)A	.27	.27	.30B	.24	.28
Net realized and unrealized gain (loss)	(1.24)	.37	(1.97)	4.61	2.50
Total from investment operations	(.97)	.64	(1.67)	4.85	2.78
Distributions from net investment income	(.25)	(.25)	(.25)	(.24)	(.29)C
Distributions from net realized gain	(.03)	(.02)	(.01)	(.07)	(.06)C
Total distributions	(.29)D	(.27)	(.26)	(.31)	(.34)E
Redemption fees added to paid in capitalA	–	–F	–F	–F	–F
Net asset value, end of period	$17.74	$19.00	$18.63	$20.56	$16.02
Total ReturnG,H	(5.12)%	3.49%	(8.16)%	30.38%	20.54%
Ratios to Average Net AssetsI,J
Expenses before reductions	.90%	.90%	.92%	.94%	.95%
Expenses net of fee waivers, if any	.90%	.90%	.92%	.94%	.95%
Expenses net of all reductions	.90%	.90%	.92%	.93%	.93%
Net investment income (loss)	1.46%	1.36%	1.52%B	1.31%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$118,444	$138,766	$100,058	$118,920	$110,468
Portfolio turnover rateK	102%	29%	39%	34%	41%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.253 and distributions from net realized gain of $.032 per share.

 E Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.92	$18.55	$20.47	$15.95	$13.52
Income from Investment Operations
Net investment income (loss)A	.24	.24	.27B	.21	.25
Net realized and unrealized gain (loss)	(1.25)	.38	(1.96)	4.59	2.50
Total from investment operations	(1.01)	.62	(1.69)	4.80	2.75
Distributions from net investment income	(.23)	(.23)	(.22)	(.21)	(.26)C
Distributions from net realized gain	(.03)	(.02)	(.01)	(.07)	(.06)C
Total distributions	(.26)	(.25)	(.23)	(.28)	(.32)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$17.65	$18.92	$18.55	$20.47	$15.95
Total ReturnE,F	(5.32)%	3.35%	(8.30)%	30.17%	20.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	1.05%	1.07%	1.09%	1.10%
Expenses net of fee waivers, if any	1.05%	1.05%	1.07%	1.09%	1.10%
Expenses net of all reductions	1.05%	1.05%	1.07%	1.08%	1.08%
Net investment income (loss)	1.31%	1.21%	1.37%B	1.16%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$302,443	$345,818	$266,860	$316,863	$349,364
Portfolio turnover rateI	102%	29%	39%	34%	41%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.02	$18.64	$20.58	$16.04	$13.60
Income from Investment Operations
Net investment income (loss)A	.27	.27	.30B	.24	.28
Net realized and unrealized gain (loss)	(1.25)	.39	(1.98)	4.62	2.51
Total from investment operations	(.98)	.66	(1.68)	4.86	2.79
Distributions from net investment income	(.26)	(.26)	(.26)	(.25)	(.29)C
Distributions from net realized gain	(.03)	(.02)	(.01)	(.07)	(.06)C
Total distributions	(.29)	(.28)	(.26)D	(.32)	(.35)
Redemption fees added to paid in capitalA	–	–E	–E	–E	–E
Net asset value, end of period	$17.75	$19.02	$18.64	$20.58	$16.04
Total ReturnF,G	(5.14)%	3.55%	(8.17)%	30.40%	20.54%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.88%	.90%	.92%	.93%
Expenses net of fee waivers, if any	.88%	.88%	.90%	.92%	.93%
Expenses net of all reductions	.88%	.88%	.90%	.91%	.92%
Net investment income (loss)	1.48%	1.38%	1.54%B	1.33%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$303,787	$315,254	$279,760	$294,173	$175,442
Portfolio turnover rateJ	102%	29%	39%	34%	41%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$102,426,254
Gross unrealized depreciation	(70,270,428)
Net unrealized appreciation (depreciation) on securities	$32,155,826
Tax Cost	$1,398,384,619

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$57,802
Capital loss carryforward	$(73,157,858)
Net unrealized appreciation (depreciation) on securities and other investments	$31,926,363

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(73,157,858)

The Fund intends to elect to defer to its next fiscal year $25,790 of capital losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$22,942,598	$ 22,364,922

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,475,837,486 and $1,506,530,133, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$125,082
Service Class 2	793,731
$918,813

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets

For the period, transfer agent fees for each class were as follows:

Initial Class	$475,680
Service Class	82,554
Service Class 2	209,545
Investor Class	447,397
$1,215,176

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,171 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$20,649,000.58%		$2,342

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,818 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,122,932, including $29,805 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $53,105 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $194.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,155.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$10,486,163	$10,645,043
Service Class	1,661,827	1,840,695
Service Class 2	3,888,245	4,088,796
Investor Class	4,370,338	4,172,057
Total	$20,406,573	$20,746,591
From net realized gain
Initial Class	$1,242,804	$785,612
Service Class	210,191	144,937
Service Class 2	540,973	361,840
Investor Class	542,057	325,942
Total	$2,536,025	$1,618,331

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	6,040,612	9,063,043	$108,562,164	$182,497,361
Reinvestment of distributions	663,028	613,233	11,728,967	11,430,655
Shares redeemed	(6,994,294)	(8,771,356)	(127,879,172)	(174,181,200)
Net increase (decrease)	(290,654)	904,920	$(7,588,041)	$19,746,816
Service Class
Shares sold	342,589	2,965,603	$6,193,425	$60,107,210
Reinvestment of distributions	106,244	106,927	1,872,018	1,985,632
Shares redeemed	(1,073,911)	(1,140,788)	(19,457,006)	(22,409,012)
Net increase (decrease)	(625,078)	1,931,742	$(11,391,563)	$39,683,830
Service Class 2
Shares sold	1,512,220	6,660,917	$27,045,816	$133,919,046
Reinvestment of distributions	252,665	240,705	4,429,218	4,450,636
Shares redeemed	(2,913,101)	(3,009,141)	(52,590,171)	(59,124,422)
Net increase (decrease)	(1,148,216)	3,892,481	$(21,115,137)	$79,245,260
Initial Class R
Shares sold	–	117,551	$–	$2,308,647
Shares redeemed	–	(4,732,077)	–	(96,399,349)
Net increase (decrease)	–	(4,614,526)	$–	$(94,090,702)
Service Class R
Shares sold	–	43,058	$–	$836,703
Shares redeemed	–	(2,477,682)	–	(50,310,170)
Net increase (decrease)	–	(2,434,624)	$–	$(49,473,467)
Service Class 2R
Shares sold	–	254,618	$–	$4,813,983
Shares redeemed	–	(4,899,430)	–	(98,164,277)
Net increase (decrease)	–	(4,644,812)	$–	$(93,350,294)
Investor Class
Shares sold	3,026,923	3,717,774	$54,310,749	$74,571,611
Reinvestment of distributions	278,638	241,958	4,912,395	4,497,999
Shares redeemed	(2,768,663)	(2,390,169)	(50,391,417)	(46,892,711)
Net increase (decrease)	536,898	1,569,563	$8,831,727	$32,176,899

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 17% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 169 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.81%
Actual		$1,000.00	$1,016.50	$4.11
Hypothetical-C		$1,000.00	$1,021.06	$4.12
Service Class	.91%
Actual		$1,000.00	$1,016.20	$4.61
Hypothetical-C		$1,000.00	$1,020.56	$4.62
Service Class 2	1.06%
Actual		$1,000.00	$1,015.50	$5.37
Hypothetical-C		$1,000.00	$1,019.81	$5.38
Investor Class	.89%
Actual		$1,000.00	$1,016.40	$4.51
Hypothetical-C		$1,000.00	$1,020.66	$4.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 3% of the dividends distributed in December 2016, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Initial Class	12/21/16	$0.3286	$0.0266
Service Class	12/21/16	$0.3116	$0.0266
Service Class 2	12/21/16	$0.2886	$0.0266
Investor Class	12/21/16	$0.3166	$0.0266

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

VIP Overseas Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPOVRS-ANN-0217
1.540205.119

Fidelity® Variable Insurance Products: Value Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	12.08%	14.69%	5.91%
Service Class	11.90%	14.57%	5.81%
Service Class 2	11.71%	14.39%	5.64%
Investor Class	11.88%	14.60%	5.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$17,753	VIP Value Portfolio - Initial Class
$17,508	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.'s June 23 vote to exit the European Union – dubbed "Brexit" – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes returned about 12%, underperforming the 18.40% gain of the benchmark Russell 3000 Value Index. Versus the benchmark, unsuccessful security selection drove the fund’s underperformance, especially in the biotechnology, pharmaceuticals & life sciences industry. An overweighting in this poor-performing segment also detracted. Individual laggards included were out-of-benchmark investments in Teva Pharmaceutical Industries and Jazz Pharmaceuticals. Both stocks were hampered by drug pricing concerns, particularly as the November U.S. presidential election neared. Elsewhere, positioning in financials and picks in consumer services hurt. From the latter area, the fund's largest individual detractor was Houghton Mifflin Harcourt, a publisher of educational materials for the K–12 market. The stock fell as the company repeatedly missed its earnings projections this period. On the plus side, an overweighting in professional services provider Computer Sciences Corporation (CSC) was our largest individual contributor. The stock popped in May after Hewlett Packard Enterprises announced it would spin off and merge its IT services business with CSC. The deal is expected to be completed by March 2017. Wells Fargo – a position we added to the fund this period – was another positive. Shares of the banking giant surged in November, as investors expected higher interest rates to boost bank profits, and a new presidential administration to unwind financial regulations and spur economic improvement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	3.4	3.1
Chevron Corp.	2.9	2.9
JPMorgan Chase & Co.	2.5	2.8
U.S. Bancorp	2.5	1.4
Discover Financial Services	2.5	1.5
Synchrony Financial	2.2	1.2
Qualcomm, Inc.	2.1	1.8
Capital One Financial Corp.	1.8	1.2
ConocoPhillips Co.	1.7	1.3
E.I. du Pont de Nemours & Co.	1.6	0.0
	23.2

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.2	30.8
Energy	12.9	11.2
Health Care	11.9	12.1
Information Technology	9.3	9.9
Industrials	8.3	8.1

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016 *
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 18.2%

As of June 30, 2016*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 20.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.9%
Delphi Automotive PLC	46,200	$3,111,570
Diversified Consumer Services - 1.9%
Houghton Mifflin Harcourt Co. (a)	234,400	2,543,240
Service Corp. International	131,700	3,740,280
		6,283,520
Hotels, Restaurants & Leisure - 1.4%
Extended Stay America, Inc. unit	109,800	1,773,270
Wyndham Worldwide Corp.	36,900	2,818,053
		4,591,323
Media - 3.2%
Charter Communications, Inc. Class A (a)	7,894	2,272,840
Omnicom Group, Inc.	32,000	2,723,520
Sinclair Broadcast Group, Inc. Class A	83,500	2,784,725
Twenty-First Century Fox, Inc. Class A	100,100	2,806,804
		10,587,889

TOTAL CONSUMER DISCRETIONARY		24,574,302

CONSUMER STAPLES - 6.1%
Beverages - 1.3%
Molson Coors Brewing Co. Class B	45,000	4,378,950
Food & Staples Retailing - 2.7%
Safeway, Inc.:
rights (a)	4,600	0
rights (a)	4,600	828
Walgreens Boots Alliance, Inc.	61,500	5,089,740
Whole Foods Market, Inc.	127,700	3,928,052
		9,018,620
Food Products - 0.8%
Darling International, Inc. (a)	197,200	2,545,852
Household Products - 1.3%
Procter & Gamble Co.	48,900	4,111,512

TOTAL CONSUMER STAPLES		20,054,934

ENERGY - 12.9%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	61,900	4,021,643
Dril-Quip, Inc. (a)	60,200	3,615,010
SBM Offshore NV	133,900	2,102,267
		9,738,920
Oil, Gas & Consumable Fuels - 10.0%
Apache Corp.	56,600	3,592,402
Boardwalk Pipeline Partners, LP	151,300	2,626,568
Cheniere Energy, Inc. (a)	60,900	2,523,087
Chevron Corp.	80,392	9,462,138
ConocoPhillips Co.	115,600	5,796,184
Lundin Petroleum AB (a)	167,900	3,650,801
Suncor Energy, Inc.	107,100	3,501,799
Teekay LNG Partners LP	128,000	1,849,600
		33,002,579

TOTAL ENERGY		42,741,499

FINANCIALS - 26.2%
Banks - 7.9%
Citigroup, Inc.	75,947	4,513,530
JPMorgan Chase & Co.	97,816	8,440,543
U.S. Bancorp	163,547	8,401,409
Wells Fargo & Co.	88,300	4,866,213
		26,221,695
Capital Markets - 3.2%
Ares Capital Corp. (b)	100,650	1,659,719
BlackRock, Inc. Class A	10,468	3,983,493
Legg Mason, Inc.	104,900	3,137,559
The Blackstone Group LP	65,500	1,770,465
		10,551,236
Consumer Finance - 7.3%
Capital One Financial Corp.	70,000	6,106,800
Discover Financial Services	114,000	8,218,260
OneMain Holdings, Inc. (a)	112,200	2,484,108
Synchrony Financial	198,100	7,185,087
		23,994,255
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	68,600	11,180,428
Insurance - 4.4%
Brown & Brown, Inc.	80,000	3,588,800
Chubb Ltd.	36,700	4,848,804
FNF Group	100,000	3,396,000
The Travelers Companies, Inc.	23,100	2,827,902
		14,661,506

TOTAL FINANCIALS		86,609,120

HEALTH CARE - 11.9%
Biotechnology - 2.6%
Amgen, Inc.	31,500	4,605,615
United Therapeutics Corp. (a)	27,100	3,886,953
		8,492,568
Health Care Equipment & Supplies - 1.2%
Medtronic PLC	55,700	3,967,511
Health Care Providers & Services - 2.1%
Anthem, Inc.	18,700	2,688,499
Laboratory Corp. of America Holdings (a)	26,400	3,389,232
McKesson Corp.	5,700	800,565
		6,878,296
Pharmaceuticals - 6.0%
Endo International PLC (a)	189,700	3,124,359
GlaxoSmithKline PLC sponsored ADR	85,500	3,292,605
Jazz Pharmaceuticals PLC (a)	40,874	4,456,492
Novartis AG sponsored ADR	42,400	3,088,416
Sanofi SA sponsored ADR	69,100	2,794,404
Teva Pharmaceutical Industries Ltd. sponsored ADR	86,400	3,132,000
		19,888,276

TOTAL HEALTH CARE		39,226,651

INDUSTRIALS - 8.3%
Aerospace & Defense - 2.1%
General Dynamics Corp.	23,200	4,005,712
KLX, Inc. (a)	37,100	1,673,581
Rolls-Royce Holdings PLC	154,019	1,265,035
		6,944,328
Construction & Engineering - 1.5%
AECOM (a)	134,885	4,904,419
Machinery - 2.3%
Allison Transmission Holdings, Inc.	103,900	3,500,391
Ingersoll-Rand PLC	53,900	4,044,656
		7,545,047
Road & Rail - 0.7%
Swift Transporation Co. (a)	105,000	2,557,800
Trading Companies & Distributors - 1.7%
AerCap Holdings NV (a)	88,100	3,665,841
HD Supply Holdings, Inc. (a)	47,300	2,010,723
		5,676,564

TOTAL INDUSTRIALS		27,628,158

INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 0.9%
CommScope Holding Co., Inc. (a)	82,200	3,057,840
Electronic Equipment & Components - 3.3%
Dell Technologies, Inc. (a)	33,430	1,837,647
Flextronics International Ltd. (a)	124,800	1,793,376
Jabil Circuit, Inc.	165,600	3,919,752
TE Connectivity Ltd.	49,100	3,401,648
		10,952,423
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	50,800	2,846,324
Computer Sciences Corp.	63,500	3,773,170
First Data Corp. Class A (a)	90,500	1,284,195
		7,903,689
Semiconductors & Semiconductor Equipment - 2.7%
Cree, Inc. (a)	79,700	2,103,283
Qualcomm, Inc.	106,000	6,911,200
		9,014,483

TOTAL INFORMATION TECHNOLOGY		30,928,435

MATERIALS - 6.0%
Chemicals - 3.6%
CF Industries Holdings, Inc.	62,900	1,980,092
E.I. du Pont de Nemours & Co.	71,100	5,218,740
Eastman Chemical Co.	52,400	3,941,004
PPG Industries, Inc.	8,300	786,508
		11,926,344
Containers & Packaging - 1.4%
Ball Corp.	38,100	2,860,167
Berry Plastics Group, Inc. (a)	38,400	1,871,232
		4,731,399
Metals & Mining - 1.0%
Compass Minerals International, Inc. (b)	41,000	3,212,350

TOTAL MATERIALS		19,870,093

REAL ESTATE - 5.0%
Equity Real Estate Investment Trusts (REITs) - 5.0%
American Tower Corp.	32,200	3,402,896
Equity Lifestyle Properties, Inc.	37,700	2,718,170
Essex Property Trust, Inc.	14,700	3,417,750
Extra Space Storage, Inc.	34,100	2,633,884
Outfront Media, Inc.	177,500	4,414,425
		16,587,125
TELECOMMUNICATION SERVICES - 1.1%
Wireless Telecommunication Services - 1.1%
Vodafone Group PLC sponsored ADR	145,500	3,554,565
UTILITIES - 4.5%
Electric Utilities - 3.1%
American Electric Power Co., Inc.	57,200	3,601,312
Edison International	50,407	3,628,800
NextEra Energy, Inc.	25,800	3,082,068
		10,312,180
Multi-Utilities - 1.4%
Sempra Energy	44,300	4,458,352

TOTAL UTILITIES		14,770,532

TOTAL COMMON STOCKS
(Cost $291,881,886)		326,545,414

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)
(Cost $8,679)	7,084,874	8,731

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.60% (c)	3,898,693	3,899,473
Fidelity Securities Lending Cash Central Fund 0.65% (c)(d)	5,023,566	5,024,068
TOTAL MONEY MARKET FUNDS
(Cost $8,923,382)		8,923,541
TOTAL INVESTMENT PORTFOLIO - 101.4%
(Cost $300,813,947)		335,477,686
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(4,778,904)
NET ASSETS - 100%		$330,698,782

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,827
Fidelity Securities Lending Cash Central Fund	38,923
Total	$52,750

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$24,574,302	$24,574,302	$--	$--
Consumer Staples	20,054,934	20,054,106	--	828
Energy	42,741,499	42,741,499	--	--
Financials	86,609,120	86,609,120	--	--
Health Care	39,226,651	39,226,651	--	--
Industrials	27,636,889	26,371,854	1,265,035	--
Information Technology	30,928,435	30,928,435	--	--
Materials	19,870,093	19,870,093	--	--
Real Estate	16,587,125	16,587,125	--	--
Telecommunication Services	3,554,565	3,554,565	--	--
Utilities	14,770,532	14,770,532	--	--
Money Market Funds	8,923,541	8,923,541	--	--
Total Investments in Securities:	$335,477,686	$334,211,823	$1,265,035	$828

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$4,077,743

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.8%
Ireland	4.7%
Switzerland	3.4%
United Kingdom	2.5%
Netherlands	1.7%
Sweden	1.1%
Canada	1.0%
Israel	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $4,864,234) — See accompanying schedule: Unaffiliated issuers (cost $291,890,565)	$326,554,145
Fidelity Central Funds (cost $8,923,382)	8,923,541
Total Investments (cost $300,813,947)		$335,477,686
Receivable for fund shares sold		235,306
Dividends receivable		479,885
Distributions receivable from Fidelity Central Funds		5,922
Prepaid expenses		654
Other receivables		4,918
Total assets		336,204,371
Liabilities
Payable for fund shares redeemed	$237,770
Accrued management fee	150,289
Distribution and service plan fees payable	1,915
Other affiliated payables	41,999
Other payables and accrued expenses	49,666
Collateral on Securities Loaned	5,023,950
Total liabilities		5,505,589
Net Assets		$330,698,782
Net Assets consist of:
Paid in capital		$296,972,056
Undistributed net investment income		628,031
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,564,854)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,663,549
Net Assets		$330,698,782
Initial Class:
Net Asset Value, offering price and redemption price per share ($126,525,813 ÷ 8,585,198 shares)		$14.74
Service Class:
Net Asset Value, offering price and redemption price per share ($400,304 ÷ 27,175 shares)		$14.73
Service Class 2:
Net Asset Value, offering price and redemption price per share ($9,050,062 ÷ 621,792 shares)		$14.55
Investor Class:
Net Asset Value, offering price and redemption price per share ($194,722,603 ÷ 13,234,236 shares)		$14.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$6,335,099
Income from Fidelity Central Funds		52,750
Total income		6,387,849
Expenses
Management fee	$1,737,889
Transfer agent fees	355,874
Distribution and service plan fees	21,306
Accounting and security lending fees	124,542
Custodian fees and expenses	21,807
Independent trustees' fees and expenses	1,366
Audit	77,251
Legal	9,816
Interest	672
Miscellaneous	2,462
Total expenses before reductions	2,352,985
Expense reductions	(9,304)	2,343,681
Net investment income (loss)		4,044,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,563)
Fidelity Central Funds	270
Foreign currency transactions	(8,165)
Total net realized gain (loss)		(32,458)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,148,585
Assets and liabilities in foreign currencies	272
Total change in net unrealized appreciation (depreciation)		32,148,857
Net gain (loss)		32,116,399
Net increase (decrease) in net assets resulting from operations		$36,160,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,044,168	$4,201,165
Net realized gain (loss)	(32,458)	30,069,901
Change in net unrealized appreciation (depreciation)	32,148,857	(37,645,787)
Net increase (decrease) in net assets resulting from operations	36,160,567	(3,374,721)
Distributions to shareholders from net investment income	(3,248,298)	(4,173,016)
Distributions to shareholders from net realized gain	(1,680,072)	(46,078,638)
Total distributions	(4,928,370)	(50,251,654)
Share transactions - net increase (decrease)	(10,012,931)	70,164,250
Total increase (decrease) in net assets	21,219,266	16,537,875
Net Assets
Beginning of period	309,479,516	292,941,641
End of period	$330,698,782	$309,479,516
Other Information
Undistributed net investment income end of period	$628,031	$–
Distributions in excess of net investment income end of period	$–	$(8,783)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.36	$16.04	$15.18	$12.60	$10.60
Income from Investment Operations
Net investment income (loss)A	.18	.21	.24B	.19	.20
Net realized and unrealized gain (loss)	1.43	(.35)	1.47	3.84	2.01
Total from investment operations	1.61	(.14)	1.71	4.03	2.21
Distributions from net investment income	(.15)	(.21)	(.22)	(.17)	(.21)
Distributions from net realized gain	(.07)	(2.33)	(.63)	(1.27)	–
Total distributions	(.23)C	(2.54)	(.85)	(1.45)D	(.21)
Net asset value, end of period	$14.74	$13.36	$16.04	$15.18	$12.60
Total ReturnE,F	12.08%	(.75)%	11.41%	32.46%	20.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	.69%	.69%	.69%	.71%	.72%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.72%
Expenses net of all reductions	.69%	.68%	.69%	.70%	.71%
Net investment income (loss)	1.33%	1.35%	1.54%B	1.27%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$126,526	$129,151	$130,678	$115,004	$82,711
Portfolio turnover rateI	63%	78%J	53%	96%	106%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.074 per share.

 D Total distributions of $1.45 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $1.274 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.36	$16.04	$15.18	$12.60	$10.60
Income from Investment Operations
Net investment income (loss)A	.17	.19	.23B	.17	.19
Net realized and unrealized gain (loss)	1.41	(.34)	1.47	3.84	2.01
Total from investment operations	1.58	(.15)	1.70	4.01	2.20
Distributions from net investment income	(.14)	(.20)	(.21)	(.15)	(.20)
Distributions from net realized gain	(.07)	(2.33)	(.63)	(1.27)	–
Total distributions	(.21)	(2.53)	(.84)	(1.43)C	(.20)
Net asset value, end of period	$14.73	$13.36	$16.04	$15.18	$12.60
Total ReturnD,E	11.90%	(.82)%	11.31%	32.29%	20.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.79%	.80%	.81%
Expenses net of fee waivers, if any	.79%	.78%	.79%	.80%	.81%
Expenses net of all reductions	.79%	.78%	.79%	.79%	.80%
Net investment income (loss)	1.23%	1.25%	1.44%B	1.18%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$400	$520	$230	$214	$211
Portfolio turnover rateH	63%	78%I	53%	96%	106%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

 C Total distributions of $1.43 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $1.274 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.21	$15.89	$15.05	$12.50	$10.52
Income from Investment Operations
Net investment income (loss)A	.15	.17	.20B	.15	.17
Net realized and unrealized gain (loss)	1.39	(.34)	1.45	3.81	1.99
Total from investment operations	1.54	(.17)	1.65	3.96	2.16
Distributions from net investment income	(.13)	(.18)	(.18)	(.14)	(.18)
Distributions from net realized gain	(.07)	(2.33)	(.63)	(1.27)	–
Total distributions	(.20)	(2.51)	(.81)	(1.41)	(.18)
Net asset value, end of period	$14.55	$13.21	$15.89	$15.05	$12.50
Total ReturnC,D	11.71%	(.97)%	11.11%	32.18%	20.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.93%	.94%	.96%	.98%
Expenses net of fee waivers, if any	.94%	.93%	.94%	.96%	.98%
Expenses net of all reductions	.94%	.93%	.94%	.95%	.97%
Net investment income (loss)	1.08%	1.10%	1.29%B	1.01%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$9,050	$9,026	$7,945	$5,831	$3,736
Portfolio turnover rateG	63%	78%H	53%	96%	106%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.35	$16.02	$15.17	$12.59	$10.59
Income from Investment Operations
Net investment income (loss)A	.17	.19	.23B	.18	.19
Net realized and unrealized gain (loss)	1.41	(.33)	1.46	3.84	2.01
Total from investment operations	1.58	(.14)	1.69	4.02	2.20
Distributions from net investment income	(.14)	(.20)	(.21)	(.16)	(.20)
Distributions from net realized gain	(.07)	(2.33)	(.63)	(1.27)	–
Total distributions	(.22)C	(2.53)	(.84)	(1.44)D	(.20)
Net asset value, end of period	$14.71	$13.35	$16.02	$15.17	$12.59
Total ReturnE,F	11.88%	(.76)%	11.28%	32.42%	20.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.77%	.77%	.78%	.80%
Expenses net of fee waivers, if any	.77%	.76%	.77%	.78%	.80%
Expenses net of all reductions	.77%	.76%	.77%	.78%	.79%
Net investment income (loss)	1.25%	1.27%	1.46%B	1.19%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$194,723	$170,782	$154,089	$110,911	$61,852
Portfolio turnover rateI	63%	78%J	53%	96%	106%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Total distributions of $.22 per share is comprised of distributions from net investment income of $.144 and distributions from net realized gain of $.074 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $1.274 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, expiring capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$48,935,779
Gross unrealized depreciation	(14,398,734)
Net unrealized appreciation (depreciation) on securities	$34,537,045
Tax Cost	$300,940,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$628,032
Net unrealized appreciation (depreciation) on securities and other investments	$34,536,855

The Fund intends to elect to defer to its next fiscal year $1,438,160 of capital losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$3,960,421	$ 11,799,197
Long-term Capital Gains	967,949	38,452,457
Total	$4,928,370	$ 50,251,654

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $197,452,228 and $210,782,498, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$434
Service Class 2	20,872
$21,306

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$83,833
Service Class	286
Service Class 2	5,510
Investor Class	266,245
$355,874

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,759 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,033,615.61%		$672

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,878.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $814 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $38,923, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,080 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,224.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$1,291,402	$1,816,575
Service Class	3,726	7,794
Service Class 2	76,312	107,382
Investor Class	1,876,858	2,241,265
Total	$3,248,298	$4,173,016
From net realized gain
Initial Class	$678,785	$19,739,039
Service Class	2,511	67,825
Service Class 2	45,648	1,216,600
Investor Class	953,128	25,055,174
Total	$1,680,072	$46,078,638

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	1,389,439	1,317,637	$18,854,781	$20,050,129
Issued in exchange for shares of VIP Value Leaders Portfolio	–	518,743	–	8,227,271
Reinvestment of distributions	138,411	1,563,434	1,970,187	21,555,614
Shares redeemed	(2,606,038)	(1,884,898)	(35,821,563)	(28,893,738)
Net increase (decrease)	(1,078,188)	1,514,916	$(14,996,595)	$20,939,276
Service Class
Shares sold	5	–	$61	$–
Issued in exchange for shares of VIP Value Leaders Portfolio	–	29,206	–	462,913
Reinvestment of distributions	444	5,626	6,237	75,619
Shares redeemed	(12,204)	(10,249)	(164,490)	(148,625)
Net increase (decrease)	(11,755)	24,583	$(158,192)	$389,907
Service Class 2
Shares sold	258,586	331,231	$3,428,570	$ 4,956,157
Issued in exchange for shares of VIP Value Leaders Portfolio	–	131,884	–	2,069,262
Reinvestment of distributions	8,693	98,130	121,960	1,323,982
Shares redeemed	(328,715)	(378,095)	(4,317,938)	(5,759,103)
Net increase (decrease)	(61,436)	183,150	$(767,408)	$2,590,298
Investor Class
Shares sold	3,052,244	2,099,947	$41,662,069	$32,108,962
Issued in exchange for shares of VIP Value Leaders Portfolio	–	1,374,869	–	21,764,182
Reinvestment of distributions	198,479	1,987,488	2,829,986	27,296,439
Shares redeemed	(2,811,946)	(2,286,249)	(38,582,791)	(34,924,814)
Net increase (decrease)	438,777	3,176,055	$5,909,264	$46,244,769

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 53% of the total outstanding shares of the Fund. In addition, at the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 12% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

12. Prior Fiscal Year Merger Information.

On April 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of VIP Value Leaders Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $32,523,628, including securities of $32,509,381 and unrealized appreciation of $1,391,472 was combined with VIP Value Portfolio's net assets of $310,093,250 for total net assets after the acquisition of $342,616,878.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net Investment income (loss)	$4,840,725
Total net realized gain (loss)	32,367,941
Total change in net unrealized appreciation (depreciation)	(39,051,629)
Net increase (decrease) in net assets resulting from operations	$(1,842,963)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since April 24, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 169 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.69%
Actual		$1,000.00	$1,097.90	$3.64
Hypothetical-C		$1,000.00	$1,021.67	$3.51
Service Class	.79%
Actual		$1,000.00	$1,097.80	$4.17
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Service Class 2.94%
Actual		$1,000.00	$1,096.50	$4.95
Hypothetical-C		$1,000.00	$1,020.41	$4.77
Investor Class	.77%
Actual		$1,000.00	$1,097.60	$4.06
Hypothetical-C		$1,000.00	$1,021.27	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed in February and December, 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2015 and the total expense ratio of Service Class 2 ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPVAL-ANN-0217
1.768949.115

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR,that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$60,000	$-	$8,300	$1,400

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$51,000	$-	$7,800	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$79,000	$-	$6,900	$3,200
VIP Growth Portfolio	$69,000	$-	$3,700	$3,000
VIP High Income Portfolio	$98,000	$-	$5,100	$4,300
VIP Overseas Portfolio	$71,000	$-	$5,700	$3,200

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$73,000	$-	$12,400	$3,700
VIP Growth Portfolio	$66,000	$-	$3,500	$3,300
VIP High Income Portfolio	$83,000	$-	$3,300	$2,100
VIP Overseas Portfolio	$67,000	$-	$5,400	$2,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
Deloitte Entities	$275,000	$45,000
PwC	$8,250,000	$5,680,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 23, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 23, 2017